Exhibit 99.2

Supplemental Information

Fourth Quarter 2007

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Income statement
Net interest income	$34,433	$34,591	$9,164	$8,615	$8,386	$8,268	$8,599
Noninterest income (1)	31,886	37,989	3,508	7,314	11,177	9,887	9,887
Total revenue, net of interest expense	66,319	72,580	12,672	15,929	19,563	18,155	18,486
Provision for credit losses	8,385	5,010	3,310	2,030	1,810	1,235	1,570
Noninterest expense, before merger and restructuring charges	36,600	34,792	10,137	8,459	9,018	8,986	8,849
Merger and restructuring charges	410	805	140	84	75	111	244
Income tax expense (benefit)	5,942	10,840	(1,183)	1,658	2,899	2,568	2,567
Net income	14,982	21,133	268	3,698	5,761	5,255	5,256
Diluted earnings per common share	3.30	4.59	0.05	0.82	1.28	1.16	1.16
Average diluted common shares issued and outstanding	4,480,254	4,595,896	4,470,108	4,475,917	4,476,799	4,497,028	4,536,696
Dividends paid per common share	$2.40	$2.12	$0.64	$0.64	$0.56	$0.56	$0.56

Performance ratios
Return on average assets	0.94%	1.44%	0.06%	0.93%	1.48%	1.40%	1.39%
Return on average common shareholders’ equity	11.08	16.27	0.60	11.02	17.55	16.16	15.76

At period end
Book value per share of common stock	$32.09	$29.70	$32.09	$30.45	$29.95	$29.74	$29.70
Tangible book value per share of common stock (2)	14.62	14.97	14.62	15.25	15.11	14.94	14.97
Market price per share of common stock:
Closing price	$41.26	$53.39	$41.26	$50.27	$48.89	$51.02	$53.39
High closing price for the period	54.05	54.90	52.71	51.87	51.82	54.05	54.90
Low closing price for the period	41.10	43.09	41.10	47.00	48.80	49.46	51.66
Market capitalization	183,107	238,021	183,107	223,041	216,922	226,481	238,021

Number of banking centers - domestic	6,149	5,747	6,149	5,748	5,749	5,737	5,747
Number of branded ATMs - domestic	18,753	17,079	18,753	17,231	17,183	17,117	17,079
Full-time equivalent employees	209,718	203,425	209,718	198,000	195,675	199,429	203,425

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.
(2)	Tangible book value per share of common stock is a non-GAAP measure. For a corresponding reconciliation to a GAAP financial measure, see Supplemental Financial Data on page 3. We believe the use of this non-GAAP measure provides additional clarity in assessing the results of the Corporation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Net interest income	$36,182	$35,815	$9,814	$8,990	$8,781	$8,597	$8,955
Total revenue, net of interest expense (1)	68,068	73,804	13,322	16,304	19,958	18,484	18,842
Net interest yield	2.60%	2.82%	2.61%	2.61%	2.59%	2.61%	2.75%
Efficiency ratio	54.37	48.23	77.14	52.40	45.56	49.22	48.26

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Return on average common shareholders’ equity and return on average tangible shareholders’ equity utilize non-GAAP allocation methodologies. Return on average common shareholders’ equity measures the earnings contribution of a unit as a percentage of the shareholders’ equity allocated to that unit. Return on average tangible shareholders’ equity measures the earnings contribution of the Corporation as a percentage of shareholders’ equity reduced by goodwill. These measures are used to evaluate our use of equity (i.e., capital) at the individual unit level and are integral components in the analytics for resource allocation. The efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, and the years ended December 31, 2007 and 2006.

Reconciliation of net income to operating earnings

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Net income	$14,982	$21,133	$268	$3,698	$5,761	$5,255	$5,256
Merger and restructuring charges	410	805	140	84	75	111	244
Related income tax benefit	(152)	(298)	(52)	(31)	(28)	(41)	(90)

Operating earnings	$15,240	$21,640	$356	$3,751	$5,808	$5,325	$5,410

Reconciliation of ending common shareholders’ equity to ending common tangible shareholders’ equity

Ending common shareholders’ equity	$142,394	$132,421	$142,394	$135,109	$132,900	$132,005	$132,421
Ending goodwill	(77,530)	(65,662)	(77,530)	(67,433)	(65,845)	(65,696)	(65,662)

Ending common tangible shareholders’ equity	$64,864	$66,759	$64,864	$67,676	$67,055	$66,309	$66,759

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Average shareholders’ equity	$136,662	$130,463	$144,924	$134,487	$133,551	$133,588	$134,047
Average goodwill	(69,333)	(66,040)	(78,308)	(67,499)	(65,704)	(65,703)	(65,766)

Average tangible shareholders’ equity	$67,329	$64,423	$66,616	$66,988	$67,847	$67,885	$68,281

Operating basis

Return on average assets	0.95%	1.48%	0.08%	0.94%	1.49%	1.42%	1.44%
Return on average common shareholders’ equity	11.27	16.66	0.85	11.18	17.70	16.38	16.22
Return on average tangible shareholders’ equity	22.64	33.59	2.12	22.21	34.34	31.81	31.44
Efficiency ratio (2)	53.77	47.14	76.09	51.89	45.18	48.62	46.96

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Interest income
Interest and fees on loans and leases	$55,681	$48,274	$15,363	$14,111	$13,323	$12,884	$12,705
Interest on debt securities	9,784	11,655	2,738	2,334	2,332	2,380	2,440
Federal funds sold and securities purchased under agreements to resell	7,722	7,823	1,748	1,839	2,156	1,979	2,068
Trading account assets	9,417	7,232	2,358	2,519	2,267	2,273	2,201
Other interest income	4,700	3,601	1,272	1,230	1,154	1,044	1,077

Total interest income	87,304	78,585	23,479	22,033	21,232	20,560	20,491

Interest expense
Deposits	18,093	14,480	5,253	4,545	4,261	4,034	3,989
Short-term borrowings	21,975	19,840	5,599	5,521	5,537	5,318	5,222
Trading account liabilities	3,444	2,640	825	906	821	892	800
Long-term debt	9,359	7,034	2,638	2,446	2,227	2,048	1,881

Total interest expense	52,871	43,994	14,315	13,418	12,846	12,292	11,892

Net interest income	34,433	34,591	9,164	8,615	8,386	8,268	8,599

Noninterest income
Card income	14,077	14,290	3,591	3,595	3,558	3,333	3,719
Service charges	8,908	8,224	2,415	2,221	2,200	2,072	2,099
Investment and brokerage services	5,147	4,456	1,427	1,378	1,193	1,149	1,122
Investment banking income	2,345	2,317	544	389	774	638	694
Equity investment income	4,064	3,189	317	904	1,829	1,014	1,067
Trading account profits (losses)	(5,131)	3,166	(5,436)	(1,457)	890	872	460
Mortgage banking income	902	541	386	155	148	213	126
Gains (losses) on sales of debt securities (1)	180	(443)	109	7	2	62	21
Other income	1,394	2,249	155	122	583	534	579

Total noninterest income	31,886	37,989	3,508	7,314	11,177	9,887	9,887

Total revenue, net of interest expense	66,319	72,580	12,672	15,929	19,563	18,155	18,486

Provision for credit losses	8,385	5,010	3,310	2,030	1,810	1,235	1,570

Noninterest expense
Personnel	18,753	18,211	4,822	4,169	4,737	5,025	4,444
Occupancy	3,038	2,826	827	754	744	713	726
Equipment	1,391	1,329	373	336	332	350	351
Marketing	2,356	2,336	712	552	537	555	623
Professional fees	1,174	1,078	404	258	283	229	368
Amortization of intangibles	1,676	1,755	467	429	391	389	433
Data processing	1,962	1,732	590	463	472	437	487
Telecommunications	1,013	945	263	255	244	251	260
Other general operating	5,237	4,580	1,679	1,243	1,278	1,037	1,157
Merger and restructuring charges	410	805	140	84	75	111	244

Total noninterest expense	37,010	35,597	10,277	8,543	9,093	9,097	9,093

Income (loss) before income taxes	20,924	31,973	(915)	5,356	8,660	7,823	7,823
Income tax expense (benefit)	5,942	10,840	(1,183)	1,658	2,899	2,568	2,567

Net income	$14,982	$21,133	$268	$3,698	$5,761	$5,255	$5,256

Preferred stock dividends	182	22	53	43	40	46	13

Net income available to common shareholders	$14,800	$21,111	$215	$3,655	$5,721	$5,209	$5,243

Per common share information
Earnings	$3.35	$4.66	$0.05	$0.83	$1.29	$1.18	$1.17
Diluted earnings	3.30	4.59	0.05	0.82	1.28	1.16	1.16
Dividends paid	2.40	2.12	0.64	0.64	0.56	0.56	0.56

Average common shares issued and outstanding	4,423,579	4,526,637	4,421,554	4,420,616	4,419,246	4,432,664	4,464,110

Average diluted common shares issued and outstanding	4,480,254	4,595,896	4,470,108	4,475,917	4,476,799	4,497,028	4,536,696

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	December 31 2007	September 30 2007	December 31 2006
Assets
Cash and cash equivalents	$ 42,531	$ 34,956	$ 36,429
Time deposits placed and other short-term investments	11,773	8,829	13,952
Federal funds sold and securities purchased under agreements to resell	129,552	135,150	135,478
Trading account assets	162,064	179,365	153,052
Derivative assets	34,662	30,843	23,439
Debt securities:
Available-for-sale	213,330	176,778	192,806
Held-to-maturity, at cost	726	518	40
Total debt securities	214,056	177,296	192,846
Loans and leases	876,344	793,537	706,490
Allowance for loan and lease losses	(11,588)	(9,535)	(9,016)
Loans and leases, net of allowance	864,756	784,002	697,474
Premises and equipment, net	11,240	9,762	9,255
Mortgage servicing rights (includes $3,053, $3,179 and $2,869 measured at fair value)	3,347	3,417	3,045
Goodwill	77,530	67,433	65,662
Intangible assets	10,296	9,635	9,422
Other assets	153,939	138,075	119,683
Total assets	$1,715,746	$1,578,763	$1,459,737

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$ 188,466	$ 165,343	$ 180,231
Interest-bearing	501,882	434,728	418,100
Deposits in foreign offices:
Noninterest-bearing	3,761	3,950	4,577
Interest-bearing	111,068	95,201	90,589
Total deposits	805,177	699,222	693,497
Federal funds purchased and securities sold under agreements to repurchase	221,435	199,293	217,527
Trading account liabilities	77,342	87,155	67,670
Derivative liabilities	22,423	19,012	16,339
Commercial paper and other short-term borrowings	191,089	201,155	141,300
Accrued expenses and other liabilities (includes $518, $392 and $397 of reserve for unfunded lending commitments)	53,969	48,932	42,132
Long-term debt	197,508	185,484	146,000
Total liabilities	1,568,943	1,440,253	1,324,465
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 185,067, 143,739 and 121,739 shares	4,409	3,401	2,851
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,437,885,419, 4,436,855,341 and 4,458,151,391 shares	60,328	60,276	61,574
Retained earnings (1)	81,393	84,027	79,024
Accumulated other comprehensive income (loss) (2)	1,129	(8,615)	(7,711)
Other	(456)	(579)	(466)
Total shareholders’ equity	146,803	138,510	135,272
Total liabilities and shareholders’ equity	$1,715,746	$1,578,763	$1,459,737

(1)	Effective January 1, 2007, the Corporation adopted Financial Accounting Standards Board (FASB) Staff Position No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (FSP 13-2). The adoption of FSP 13-2 reduced the beginning balance of retained earnings by $1,381 million, net of tax, with a corresponding offset decreasing the net investment in leveraged leases. Effective January 1, 2007, the Corporation adopted Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” and SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159) which reduced the beginning balance of retained earnings by $208 million, net of tax. In addition, the Corporation adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (FIN 48). The adoption of FIN 48 reduced the beginning balance of retained earnings by $146 million.
(2)	Effective December 31, 2006, the Corporation adopted SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R)”, which reduced accumulated other comprehensive income (loss) by approximately $1,308 million, net of tax.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	Fourth Quarter 2007 (1)	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
Risk-based capital:
Tier 1 capital	$83,372	$94,108	$94,979	$91,112	$91,064
Total capital	133,720	135,786	135,059	126,958	125,226
Risk-weighted assets	1,212,905	1,145,069	1,115,150	1,062,883	1,054,533
Tier 1 capital ratio	6.87%	8.22%	8.52%	8.57%	8.64%
Total capital ratio	11.02	11.86	12.11	11.94	11.88
Tangible equity ratio (2)	3.62	4.09	4.19	4.20	4.35
Tier 1 leverage ratio	5.04	6.20	6.33	6.25	6.36

(1)	Preliminary data on risk-based capital
(2)	Tangible equity ratio equals shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.

Share Repurchase Program

2.7 million common shares were repurchased in the fourth quarter of 2007 as a part of an ongoing share repurchase program.

189.4 million shares remain outstanding under the 2007 authorized program.

3.7 million shares were issued in the fourth quarter of 2007.

*Preliminary data on risk-based capital

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Net interest income (1)
As reported	$ 36,182	$ 35,815	$ 9,814	$ 8,990	$ 8,781	$ 8,597	$ 8,955
Impact of market-based net interest income (2)	(2,716)	(1,660)	(809)	(789)	(635)	(483)	(487)

Core net interest income	33,466	34,155	9,005	8,201	8,146	8,114	8,468
Impact of securitizations (3)	7,841	7,045	2,021	2,009	1,952	1,859	1,850

Core net interest income - managed basis	$ 41,307	$ 41,200	$ 11,026	$ 10,210	$ 10,098	$ 9,973	$ 10,318

Average earning assets
As reported	$1,390,192	$1,269,144	$1,502,998	$1,375,795	$1,358,199	$1,321,946	$1,299,461
Impact of market-based earning assets (2)	(412,326)	(370,187)	(406,709)	(406,947)	(426,598)	(409,135)	(406,786)

Core average earning assets	977,866	898,957	1,096,289	968,848	931,601	912,811	892,675
Impact of securitizations	103,371	98,152	104,385	104,181	102,357	102,529	100,786

Core average earning assets - managed basis	$1,081,237	$ 997,109	$1,200,674	$1,073,029	$1,033,958	$1,015,340	$ 993,461

Net interest yield contribution (1, 4)
As reported	2.60%	2.82%	2.61%	2.61%	2.59%	2.61%	2.75%
Impact of market-based activities (2)	0.82	0.98	0.67	0.77	0.91	0.95	1.03

Core net interest yield on earning assets	3.42	3.80	3.28	3.38	3.50	3.56	3.78
Impact of securitizations	0.40	0.33	0.38	0.42	0.41	0.38	0.36

Core net interest yield on earning assets - managed basis	3.82%	4.13%	3.66%	3.80%	3.91%	3.94%	4.14%

(1)	Fully taxable-equivalent basis
(2)	Represents the impact of market-based amounts included in the Capital Markets and Advisory Services business within Global Corporate and Investment Banking and excludes net interest income on loans for which the fair value option has been elected.
(3)	Represents the impact of securitizations utilizing actual bond costs. This is different from the segment view which utilizes funds transfer pricing methodologies.
(4)	Quarterly yields are calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Fourth Quarter 2007			Third Quarter 2007			Fourth Quarter 2006
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,459	$122	4.63%	$11,879	$148	4.92%	$15,760	$166	4.19%
Federal funds sold and securities purchased under agreements to resell	151,938	1,748	4.59	139,259	1,839	5.27	174,167	2,068	4.73
Trading account assets	190,700	2,422	5.06	194,661	2,604	5.33	167,163	2,289	5.46
Debt securities (1)	206,873	2,795	5.40	174,568	2,380	5.45	193,601	2,504	5.17
Loans and leases (2):
Residential mortgage	277,058	3,972	5.73	274,385	3,928	5.72	225,985	3,202	5.66
Credit card - domestic	60,063	1,781	11.76	57,491	1,780	12.29	59,802	2,101	13.94
Credit card - foreign	14,329	464	12.86	11,995	371	12.25	10,375	305	11.66
Home equity (3)	112,372	2,043	7.21	98,611	1,884	7.58	84,905	1,626	7.60
Direct/Indirect consumer (4)	75,423	1,658	8.72	73,245	1,600	8.67	57,273	1,185	8.21
Other consumer (5)	3,918	71	7.24	4,055	96	9.47	6,804	141	8.32
Total consumer	543,163	9,989	7.32	519,782	9,659	7.39	445,144	8,560	7.65
Commercial - domestic	213,200	3,704	6.89	176,554	3,207	7.21	158,604	2,907	7.27
Commercial real estate (6)	59,702	1,053	6.99	38,977	733	7.47	36,851	704	7.58
Commercial lease financing	22,239	574	10.33	20,044	246	4.91	21,159	254	4.80
Commercial - foreign	29,815	426	5.67	25,159	377	5.95	21,840	337	6.12
Total commercial	324,956	5,757	7.03	260,734	4,563	6.95	238,454	4,202	7.00
Total loans and leases	868,119	15,746	7.21	780,516	14,222	7.25	683,598	12,762	7.42
Other earning assets	74,909	1,296	6.89	74,912	1,215	6.46	65,172	1,058	6.46
Total earning assets (7)	1,502,998	24,129	6.39	1,375,795	22,408	6.48	1,299,461	20,847	6.39
Cash and cash equivalents	33,714			31,356			32,816

Other assets, less allowance for loan and lease losses	205,755			173,414			162,873

Total assets	$1,742,467			$1,580,565			$1,495,150

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$31,961	$50	0.63%	$31,510	$50	0.62%	$32,965	$48	0.58%
NOW and money market deposit accounts	240,914	1,334	2.20	215,078	1,104	2.04	211,055	966	1.81
Consumer CDs and IRAs	183,910	2,179	4.70	165,840	1,949	4.66	154,621	1,794	4.60
Negotiable CDs, public funds and other time deposits	34,997	420	4.76	17,392	227	5.20	13,052	140	4.30
Total domestic interest-bearing deposits	491,782	3,983	3.21	429,820	3,330	3.07	411,693	2,948	2.84
Foreign interest-bearing deposits:
Banks located in foreign countries	45,050	557	4.91	43,727	564	5.12	38,648	507	5.21
Governments and official institutions	16,506	192	4.62	17,206	218	5.03	14,220	168	4.70
Time, savings and other	51,919	521	3.98	41,868	433	4.09	41,328	366	3.50
Total foreign interest-bearing deposits	113,475	1,270	4.44	102,801	1,215	4.69	94,196	1,041	4.38
Total interest-bearing deposits	605,257	5,253	3.44	532,621	4,545	3.39	505,889	3,989	3.13
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	456,530	5,599	4.87	409,070	5,521	5.36	405,748	5,222	5.11
Trading account liabilities	81,500	825	4.02	86,118	906	4.17	75,261	800	4.21
Long-term debt	196,444	2,638	5.37	175,265	2,446	5.58	140,756	1,881	5.34
Total interest-bearing liabilities (7)	1,339,731	14,315	4.25	1,203,074	13,418	4.43	1,127,654	11,892	4.19
Noninterest-bearing sources:
Noninterest-bearing deposits	176,368			169,860			174,356
Other liabilities	81,444			73,144			59,093
Shareholders’ equity	144,924			134,487			134,047

Total liabilities and shareholders’ equity	$1,742,467			$1,580,565			$1,495,150
Net interest spread			2.14%			2.05%			2.20%
Impact of noninterest-bearing sources			0.47			0.56			0.55
Net interest income/yield on earning assets		$9,814	2.61%		$8,990	2.61%		$8,955	2.75%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(3)	Includes home equity loans of $20.9 billion and $16.7 billion in the fourth and third quarters of 2007 and $11.7 billion in the fourth quarter of 2006.
(4)	Includes foreign consumer loans of $3.6 billion and $3.8 billion in the fourth and third quarters of 2007, and $3.8 billion in the fourth quarter of 2006.
(5)	Includes consumer finance loans of $3.1 billion and $3.2 billion in the fourth and third quarters of 2007 and $2.8 billion in the fourth quarter of 2006, and other foreign consumer loans of $845 million and $843 million in the fourth and third quarters of 2007 and $4.0 billion in the fourth quarter of 2006.
(6)	Includes domestic commercial real estate loans of $58.5 billion and $38.0 billion in the fourth and third quarters of 2007 and $36.1 billion in the fourth quarter of 2006.
(7)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $134 million and $170 million in the fourth and third quarters of 2007 and $198 million in the fourth quarter of 2006. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on the underlying liabilities $201 million and $226 million in the fourth and third quarters of 2007 and $(69) million in the fourth quarter of 2006.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Fourth Quarter 2007			Third Quarter 2007			Fourth Quarter 2006
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$10,459	$126	4.79%	$11,879	$152	5.06%	$15,760	$199	5.01%
Federal funds sold and securities purchased under agreements to resell (2)	151,938	1,843	4.84	139,259	1,936	5.54	174,167	2,223	5.09
Trading account assets	190,700	2,422	5.06	194,661	2,604	5.33	167,163	2,289	5.46
Debt securities (2)	206,873	2,795	5.40	174,568	2,385	5.46	193,601	2,509	5.18
Loans and leases:
Residential mortgage	277,058	3,972	5.73	274,385	3,928	5.72	225,985	3,202	5.66
Credit card - domestic	60,063	1,781	11.76	57,491	1,780	12.29	59,802	2,101	13.94
Credit card - foreign	14,329	464	12.86	11,995	371	12.25	10,375	305	11.66
Home equity	112,372	2,043	7.21	98,611	1,884	7.58	84,905	1,626	7.60
Direct/Indirect consumer	75,423	1,658	8.72	73,245	1,600	8.67	57,273	1,185	8.21
Other consumer	3,918	71	7.24	4,055	96	9.47	6,804	141	8.32
Total consumer	543,163	9,989	7.32	519,782	9,659	7.39	445,144	8,560	7.65
Commercial - domestic (2)	213,200	3,731	6.94	176,554	3,220	7.24	158,604	2,918	7.30
Commercial real estate	59,702	1,053	6.99	38,977	733	7.47	36,851	704	7.58
Commercial lease financing	22,239	574	10.33	20,044	246	4.91	21,159	254	4.80
Commercial - foreign (2)	29,815	425	5.67	25,159	411	6.48	21,840	332	6.02
Total commercial	324,956	5,783	7.07	260,734	4,610	7.02	238,454	4,208	7.01
Total loans and leases	868,119	15,772	7.22	780,516	14,269	7.27	683,598	12,768	7.43
Other earning assets (2)	74,909	1,305	6.93	74,912	1,232	6.55	65,172	1,057	6.46
Total earning assets - excluding hedge impact	1,502,998	24,263	6.43	1,375,795	22,578	6.53	1,299,461	21,045	6.45
Net hedge income (expense) on assets		(134)			(170)			(198)
Total earning assets - including hedge impact	1,502,998	24,129	6.39	1,375,795	22,408	6.48	1,299,461	20,847	6.39
Cash and cash equivalents	33,714			31,356			32,816
Other assets, less allowance for loan and lease losses	205,755			173,414			162,873
Total assets	$1,742,467			$1,580,565			$1,495,150

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$31,961	$50	0.63%	$31,510	$50	0.62%	$32,965	$48	0.58%
NOW and money market deposit accounts (2)	240,914	1,329	2.19	215,078	1,099	2.03	211,055	962	1.81
Consumer CDs and IRAs (2)	183,910	2,033	4.38	165,840	1,797	4.30	154,621	1,598	4.10
Negotiable CDs, public funds and other time deposits (2)	34,997	418	4.73	17,392	225	5.15	13,052	138	4.24
Total domestic interest-bearing deposits	491,782	3,830	3.09	429,820	3,171	2.93	411,693	2,746	2.65
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	45,050	553	4.87	43,727	566	5.14	38,648	515	5.30
Governments and official institutions	16,506	192	4.62	17,206	218	5.03	14,220	168	4.70
Time, savings and other	51,919	521	3.98	41,868	433	4.09	41,328	366	3.50
Total foreign interest-bearing deposits	113,475	1,266	4.43	102,801	1,217	4.70	94,196	1,049	4.42
Total interest-bearing deposits	605,257	5,096	3.34	532,621	4,388	3.27	505,889	3,795	2.98
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	456,530	5,639	4.90	409,070	5,562	5.40	405,748	5,522	5.40
Trading account liabilities	81,500	825	4.02	86,118	906	4.17	75,261	800	4.21
Long-term debt (2)	196,444	2,554	5.20	175,265	2,336	5.33	140,756	1,844	5.24
Total interest-bearing liabilities - excluding hedge impact	1,339,731	14,114	4.19	1,203,074	13,192	4.36	1,127,654	11,961	4.21
Net hedge (income) expense on liabilities		201			226			(69)
Total interest-bearing liabilities - including hedge impact	1,339,731	14,315	4.25	1,203,074	13,418	4.43	1,127,654	11,892	4.19
Noninterest-bearing sources:
Noninterest-bearing deposits	176,368			169,860			174,356
Other liabilities	81,444			73,144			59,093
Shareholders’ equity	144,924			134,487			134,047
Total liabilities and shareholders’ equity	$1,742,467			$1,580,565			$1,495,150
Net interest spread			2.24			2.17			2.24
Impact of noninterest-bearing sources			0.46			0.55			0.55
Net interest income/yield on earning assets - excluding hedge impact		$10,149	2.70%		$9,386	2.72%		$9,084	2.79%
Net impact of hedge income (expense)		(335)	(0.09)		(396)	(0.11)		(129)	(0.04)
Net interest income/yield on earning assets		$9,814	2.61%		$8,990	2.61%		$8,955	2.75%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2007	Third Quarter 2007	Fourth Quarter 2006
Time deposits placed and other short-term investments	$ (4)	$ (4)	$ (33)
Federal funds sold and securities purchased under agreements to resell	(95)	(97)	(155)
Debt securities	-	(5)	(5)
Commercial - domestic	(27)	(13)	(11)
Commercial - foreign	1	(34)	5
Other earning assets	(9)	(17)	1

Net hedge income (expense) on assets	$(134)	$(170)	$(198)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:
NOW and money market deposit accounts	$ 5	$ 5	$ 4
Consumer CDs and IRAs	146	152	196
Negotiable CDs, public funds and other time deposits	2	2	2
Banks located in foreign countries	4	(2)	(8)
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	(40)	(41)	(300)
Long-term debt	84	110	37

Net hedge (income) expense on liabilities	$ 201	$ 226	$ (69)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Year Ended December 31
	2007			2006 (1)
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$ 13,152	$ 627	4.77%	$ 15,611	$ 646	4.14%
Federal funds sold and securities purchased under agreements to resell	155,828	7,722	4.96	175,334	7,823	4.46
Trading account assets	187,287	9,747	5.20	145,321	7,552	5.20
Debt securities (2)	186,466	10,020	5.37	225,219	11,845	5.26
Loans and leases (3):
Residential mortgage	264,650	15,112	5.71	207,879	11,608	5.58
Credit card - domestic	57,883	7,225	12.48	63,838	8,638	13.53
Credit card - foreign	12,359	1,502	12.15	9,141	1,147	12.55
Home equity (4)	98,765	7,385	7.48	78,318	5,773	7.37
Direct/Indirect consumer (5)	70,260	6,002	8.54	53,371	4,185	7.84
Other consumer (6)	4,259	389	9.14	7,317	788	10.78
Total consumer	508,176	37,615	7.40	419,864	32,139	7.65
Commercial - domestic	180,102	12,884	7.15	151,231	10,897	7.21
Commercial real estate (7)	42,950	3,145	7.32	36,939	2,740	7.42
Commercial lease financing	20,435	1,212	5.93	20,862	995	4.77
Commercial - foreign	24,491	1,452	5.93	23,521	1,674	7.12
Total commercial	267,978	18,693	6.98	232,553	16,306	7.01
Total loans and leases	776,154	56,308	7.25	652,417	48,445	7.42
Other earning assets	71,305	4,629	6.49	55,242	3,498	6.33
Total earning assets (8)	1,390,192	89,053	6.41	1,269,144	79,809	6.29
Cash and cash equivalents	33,091			34,052
Other assets, less allowance for loan and lease losses	178,790			163,485
Total assets	$1,602,073			$1,466,681
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$ 32,316	$ 188	0.58%	$ 34,608	$ 269	0.78%
NOW and money market deposit accounts	220,207	4,361	1.98	218,077	3,923	1.80
Consumer CDs and IRAs	167,801	7,817	4.66	144,738	6,022	4.16
Negotiable CDs, public funds and other time deposits	20,557	974	4.74	12,195	483	3.97
Total domestic interest-bearing deposits	440,881	13,340	3.03	409,618	10,697	2.61
Foreign interest-bearing deposits:
Banks located in foreign countries	42,788	2,174	5.08	34,985	1,982	5.67
Governments and official institutions	16,523	812	4.91	12,674	586	4.63
Time, savings and other	43,443	1,767	4.07	38,544	1,215	3.15
Total foreign interest-bearing deposits	102,754	4,753	4.63	86,203	3,783	4.39
Total interest-bearing deposits	543,635	18,093	3.33	495,821	14,480	2.92
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	424,814	21,975	5.17	411,132	19,840	4.83
Trading account liabilities	82,721	3,444	4.16	64,689	2,640	4.08
Long-term debt	169,855	9,359	5.51	130,124	7,034	5.41
Total interest-bearing liabilities (8)	1,221,025	52,871	4.33	1,101,766	43,994	3.99
Noninterest-bearing sources:
Noninterest-bearing deposits	173,547			177,174
Other liabilities	70,839			57,278
Shareholders’ equity	136,662			130,463
Total liabilities and shareholders’ equity	$1,602,073			$1,466,681
Net interest spread			2.08%			2.30%
Impact of noninterest-bearing sources			0.52			0.52
Net interest income/yield on earning assets		$36,182	2.60%		$35,815	2.82%

(1)	Interest income (FTE basis) for the year ended December 31, 2006, does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to net interest income and net interest yield on earning assets of this retroactive tax adjustment was a reduction of $270 million and 2 bps, respectively, for the year ended December 31, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for net interest income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.

(2)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.

(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes home equity loans of $16.7 billion and $9.7 billion for the year ended December 31, 2007 and 2006.
(5)	Includes foreign consumer loans of $3.8 billion and $3.4 billion for the year ended December 31, 2007 and 2006.
(6)	Includes consumer finance loans of $3.2 billion and $2.9 billion, and other foreign consumer loans of $1.1 billion and $4.4 billion for the year ended December 31, 2007 and 2006.
(7)	Includes domestic commercial real estate loans of $42.1 billion and $36.2 billion for the year ended December 31, 2007 and 2006.
(8)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $542 million and $372 million for the year ended December 31, 2007 and 2006. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $813 million and $106 million in the year ended December 31, 2007 and 2006.

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Year Ended December 31
	2007			2006
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$ 13,152	$ 672	5.11%	$ 15,611	$ 723	4.63%
Federal funds sold and securities purchased under agreements to resell (2)	155,828	8,120	5.21	175,334	8,276	4.72
Trading account assets	187,287	9,747	5.20	145,321	7,552	5.20
Debt securities (2)	186,466	10,036	5.38	225,219	11,853	5.26
Loans and leases:
Residential mortgage	264,650	15,112	5.71	207,879	11,608	5.58
Credit card - domestic	57,883	7,225	12.48	63,838	8,638	13.53
Credit card - foreign	12,359	1,502	12.15	9,141	1,147	12.55
Home equity	98,765	7,385	7.48	78,318	5,773	7.37
Direct/Indirect consumer	70,260	6,002	8.54	53,371	4,185	7.84
Other consumer	4,259	389	9.14	7,317	788	10.78
Total consumer	508,176	37,615	7.40	419,864	32,139	7.65
Commercial - domestic (2)	180,102	12,932	7.18	151,231	10,743	7.10
Commercial real estate	42,950	3,145	7.32	36,939	2,740	7.42
Commercial lease financing	20,435	1,212	5.93	20,862	995	4.77
Commercial - foreign (2)	24,491	1,450	5.92	23,521	1,660	7.06
Total commercial	267,978	18,739	6.99	232,553	16,138	6.94
Total loans and leases	776,154	56,354	7.26	652,417	48,277	7.40
Other earning assets (2)	71,305	4,666	6.54	55,242	3,500	6.33
Total earning assets - excluding hedge impact	1,390,192	89,595	6.44	1,269,144	80,181	6.32
Net hedge income (expense) on assets		(542)			(372)
Total earning assets - including hedge impact	1,390,192	89,053	6.41	1,269,144	79,809	6.29
Cash and cash equivalents	33,091			34,052
Other assets, less allowance for loan and lease losses	178,790			163,485
Total assets	$1,602,073			$1,466,681
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$ 32,316	$ 188	0.58%	$ 34,608	$ 269	0.78%
NOW and money market deposit accounts (2)	220,207	4,342	1.97	218,077	3,911	1.79
Consumer CDs and IRAs (2)	167,801	7,167	4.27	144,738	5,285	3.65
Negotiable CDs, public funds and other time deposits (2)	20,557	965	4.69	12,195	475	3.90
Total domestic interest-bearing deposits	440,881	12,662	2.87	409,618	9,940	2.43
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	42,788	2,168	5.07	34,985	1,971	5.64
Governments and official institutions	16,523	812	4.91	12,674	586	4.63
Time, savings and other	43,443	1,767	4.07	38,544	1,215	3.15
Total foreign interest-bearing deposits	102,754	4,747	4.62	86,203	3,772	4.38
Total interest-bearing deposits	543,635	17,409	3.20	495,821	13,712	2.77
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	424,814	22,317	5.25	411,132	20,773	5.05
Trading account liabilities	82,721	3,444	4.16	64,689	2,640	4.08
Long-term debt (2)	169,855	8,888	5.23	130,124	6,763	5.20
Total interest-bearing liabilities - excluding hedge impact	1,221,025	52,058	4.26	1,101,766	43,888	3.98
Net hedge (income) expense on liabilities		813			106
Total interest-bearing liabilities - including hedge impact	1,221,025	52,871	4.33	1,101,766	43,994	3.99
Noninterest-bearing sources:
Noninterest-bearing deposits	173,547			177,174
Other liabilities	70,839			57,278
Shareholders’ equity	136,662			130,463
Total liabilities and shareholders’ equity	$1,602,073			$1,466,681
Net interest spread			2.18			2.34
Impact of noninterest-bearing sources			0.52			0.52
Net interest income/yield on earning assets - excluding hedge impact		$37,537	2.70%		$36,293	2.86%
Net impact of hedge income (expense)		(1,355)	(0.10)		(478)	(0.04)
Net interest income/yield on earning assets		$36,182	2.60%		$35,815	2.82%

(1)    This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.

(2)    The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Year Ended December 31
		2007			2006
Time deposits placed and other short-term investments		$ (45)			$ (77)
Federal funds sold and securities purchased under agreements to resell		(398)			(453)
Debt securities		(16)			(8)
Commercial - domestic		(48)			154
Commercial - foreign		2			14
Other earning assets		(37)			(2)
Net hedge income (expense) on assets		$ (542)			$ (372)
Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:
NOW and money market deposit accounts		$ 19			$ 12
Consumer CDs and IRAs		650			737
Negotiable CDs, public funds and other time deposits		9			8
Banks located in foreign countries		6			11
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings		(342)			(933)
Long-term debt		471			271
Net hedge (income) expense on liabilities		$ 813			$ 106

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries

Business Segment View

(1)	Fully taxable-equivalent basis
(2)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services, with a corresponding offset to All Other.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Segment Results (1, 2)

(Dollars in millions; except as noted)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Net interest income (3)	$28,809	$28,197	$7,400	$7,265	$7,132	$7,012	$7,138
Noninterest income:
Card income	10,189	9,374	2,625	2,587	2,596	2,381	2,635
Service charges	6,008	5,342	1,624	1,519	1,488	1,377	1,394
Mortgage banking income	1,333	877	490	244	297	302	247
All other income	1,343	1,136	375	370	331	267	257

Total noninterest income	18,873	16,729	5,114	4,720	4,712	4,327	4,533

Total revenue, net of interest expense	47,682	44,926	12,514	11,985	11,844	11,339	11,671
Provision for credit losses (4)	12,929	8,534	4,303	3,121	3,094	2,411	2,777
Noninterest expense	20,060	18,375	5,493	4,971	4,911	4,685	4,784

Income before income taxes	14,693	18,017	2,718	3,893	3,839	4,243	4,110
Income tax expense (3)	5,263	6,639	847	1,441	1,403	1,572	1,516

Net income	$9,430	$11,378	$1,871	$2,452	$2,436	$2,671	$2,594

Net interest yield (3)	8.15%	8.20%	7.98%	8.32%	8.17%	8.13%	8.28%
Return on average equity	14.94	18.11	11.09	15.63	15.84	17.62	16.77
Efficiency ratio (3)	42.07	40.90	43.90	41.48	41.47	41.31	40.99
Balance sheet (2)
Average
Total loans and leases	$327,810	$288,131	$353,689	$331,656	$317,246	$308,105	$299,614
Total earning assets (5)	353,591	344,013	368,115	346,251	350,202	349,672	342,067
Total assets (5)	408,034	396,559	426,066	399,196	403,258	403,464	395,619
Total deposits	328,918	332,242	340,940	321,552	326,623	326,480	327,890
Allocated equity	63,099	62,810	66,969	62,222	61,661	61,494	61,379
Period end
Total loans and leases	$359,946	$307,661	$359,946	$337,783	$324,452	$309,992	$307,661
Total earning assets (5)	383,384	343,338	383,384	347,057	349,138	354,183	343,338
Total assets (5)	442,987	399,373	442,987	401,151	403,689	409,883	399,373
Total deposits	344,850	329,195	344,850	321,137	326,883	334,918	329,195
Period end (in billions)
Mortgage servicing portfolio	$399.0	$333.0	$399.0	$376.9	$360.1	$345.1	$333.0

(1)	Global Consumer and Small Business Banking has three primary businesses: Deposits, Card Services and Consumer Real Estate. In addition, ALM/Other includes the results of ALM activities and other consumer-related businesses (e.g., insurance).
(2)	Presented on a managed basis, specifically Card Services. (See Exhibit A: Non-GAAP Reconciliations - Global Consumer and Small Business Banking - Reconciliation on page 45).
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Three Months Ended December 31, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$7,400	$2,324	$4,364	$634	$78
Noninterest income:
Card income	2,625	564	2,059	1	1
Service charges	1,624	1,623	-	1	-
Mortgage banking income	490	-	-	490	-
All other income	375	(2)	224	32	121

Total noninterest income	5,114	2,185	2,283	524	122

Total revenue, net of interest expense	12,514	4,509	6,647	1,158	200
Provision for credit losses (4)	4,303	85	3,418	687	113
Noninterest expense	5,493	2,487	2,279	557	170

Income (loss) before income taxes	2,718	1,937	950	(86)	(83)
Income tax expense (benefit) (3)	847	673	376	(21)	(181)

Net income (loss)	$1,871	$1,264	$574	$(65)	$98

Net interest yield (3)	7.98%	2.80%	7.80%	1.96%	n/m
Return on average equity	11.09	28.64	5.01	(5.16)	n/m
Efficiency ratio (3)	43.90	55.16	34.29	48.12	n/m
Average - total loans and leases	$353,689	n/m	$221,467	$119,531	n/m
Average - total deposits	340,940	$335,438	n/m	n/m	n/m
Period end - total assets (5)	442,987	358,626	257,000	133,324	n/m

	Three Months Ended September 30, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$7,265	$2,354	$4,199	$577	$135
Noninterest income:
Card income	2,587	552	2,034	1	-
Service charges	1,519	1,518	-	1	-
Mortgage banking income	244	-	-	244	-
All other income	370	(1)	271	14	86

Total noninterest income	4,720	2,069	2,305	260	86

Total revenue, net of interest expense	11,985	4,423	6,504	837	221
Provision for credit losses (4)	3,121	76	2,743	197	105
Noninterest expense	4,971	2,242	2,035	523	171

Income (loss) before income taxes	3,893	2,105	1,726	117	(55)
Income tax expense (benefit) (3)	1,441	780	639	43	(21)

Net income (loss)	$2,452	$1,325	$1,087	$74	$(34)

Net interest yield (3)	8.32%	3.01%	7.83%	2.01%	n/m
Return on average equity	15.63	35.38	9.76	7.09	n/m
Efficiency ratio (3)	41.48	50.68	31.29	62.49	n/m
Average - total loans and leases	$331,656	n/m	$211,885	$108,568	n/m
Average - total deposits	321,552	$315,398	n/m	n/m	n/m
Period end - total assets (5)	401,151	331,108	245,891	122,024	n/m

	Three Months Ended December 31, 2006
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$7,138	$2,384	$4,135	$517	$102
Noninterest income:
Card income	2,635	504	2,129	2	-
Service charges	1,394	1,393	-	1	-
Mortgage banking income	247	-	-	247	-
All other income	257	-	181	7	69

Total noninterest income	4,533	1,897	2,310	257	69

Total revenue, net of interest expense	11,671	4,281	6,445	774	171
Provision for credit losses (4)	2,777	56	2,609	17	95
Noninterest expense	4,784	2,241	2,014	438	91

Income (loss) before income taxes	4,110	1,984	1,822	319	(15)
Income tax expense (benefit) (3)	1,516	733	672	118	(7)

Net income (loss)	$2,594	$1,251	$1,150	$201	$(8)

Net interest yield (3)	8.28%	2.99%	8.28%	2.14%	n/m
Return on average equity	16.77	33.96	10.52	23.15	n/m
Efficiency ratio (3)	40.99	52.35	31.25	56.61	n/m
Average - total loans and leases	$299,614	n/m	$197,547	$91,226	n/m
Average - total deposits	327,890	$321,891	n/m	n/m	n/m
Period end - total assets (5)	399,373	339,717	235,106	101,175	n/m

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the three months ended December 31, 2007, September 30, 2007 and December 31, 2006, a total of $2.4 billion, $2.6 billion and $3.7 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Year Ended December 31, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$28,809	$9,423	$16,562	$2,281	$543
Noninterest income:
Card income	10,189	2,155	8,028	6	-
Service charges	6,008	6,003	-	5	-
Mortgage banking income	1,333	-	-	1,333	-
All other income	1,343	(4)	943	54	350

Total noninterest income	18,873	8,154	8,971	1,398	350

Total revenue, net of interest expense	47,682	17,577	25,533	3,679	893
Provision for credit losses (4)	12,929	256	11,317	1,041	315
Noninterest expense	20,060	9,106	8,294	2,033	627

Income (loss) before income taxes	14,693	8,215	5,922	605	(49)
Income tax expense (benefit) (3)	5,263	2,988	2,210	234	(169)

Net income	$9,430	$5,227	$3,712	$371	$120

Net interest yield (3)	8.15%	2.97%	7.87%	2.04%	n/m
Return on average equity	14.94	33.61	8.43	9.00	n/m
Efficiency ratio (3)	42.07	51.81	32.49	55.24	n/m
Average - total loans and leases	$327,810	n/m	$209,774	$106,448	n/m
Average - total deposits	328,918	$323,035	n/m	n/m	n/m
Period end - total assets (5)	442,987	358,626	257,000	133,324	n/m

	Year Ended December 31, 2006
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$28,197	$9,405	$16,357	$1,994	$441
Noninterest income:
Card income	9,374	1,907	7,460	7	-
Service charges	5,342	5,338	-	4	-
Mortgage banking income	877	-	-	877	-
All other income	1,136	1	819	27	289

Total noninterest income	16,729	7,246	8,279	915	289

Total revenue, net of interest expense	44,926	16,651	24,636	2,909	730
Provision for credit losses (4)	8,534	165	8,089	63	217
Noninterest expense	18,375	8,783	7,519	1,718	355

Income before income taxes	18,017	7,703	9,028	1,128	158
Income tax expense (3)	6,639	2,840	3,328	416	55

Net income	$11,378	$4,863	$5,700	$712	$103

Net interest yield (3)	8.20%	2.93%	8.52%	2.19%	n/m
Return on average equity	18.11	33.42	12.90	22.18	n/m
Efficiency ratio (3)	40.90	52.75	30.52	59.06	n/m
Average - total loans and leases	$288,131	n/m	$191,314	$85,711	n/m
Average - total deposits	332,242	$326,240	n/m	n/m	n/m
Period end - total assets (5)	399,373	339,717	235,106	101,175	n/m

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the years ended December 31, 2007 and 2006, a total of $11.4 billion and $10.7 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	Year Ended December 31				Fourth Quarter 2007		Third Quarter 2007		Second Quarter 2007		First Quarter 2007		Fourth Quarter 2006
	2007		2006
Deposits Key Indicators
Average deposit balances
Checking	$124,277		$126,577		$124,340		$121,904		$125,771		$125,127		$124,441
Savings	29,301		31,295		28,927		28,533		30,029		29,732		29,889
MMS	63,053		70,717		64,628		60,890		62,554		64,159		66,066
CD’s & IRA’s	103,786		95,081		114,538		101,358		99,546		99,563		99,165
Foreign and other	2,618		2,570		3,005		2,713		2,382		2,364		2,330

Total average deposit balances	$323,035		$326,240		$335,438		$315,398		$320,282		$320,945		$321,891

Total balances migrated to
Premier Banking and Investments	$11,411		$10,687		$2,443		$2,560		$2,857		$3,551		$3,667

Deposit spreads (excludes noninterest costs)
Checking	4.29%		4.19%		4.36%		4.30%		4.27%		4.24%		4.23%
Savings	3.76		3.48		3.85		3.71		3.71		3.77		3.70
MMS	3.26		2.84		2.84		3.43		3.36		3.42		3.25
CD’s & IRA’s	1.04		1.20		0.89		1.06		1.10		1.13		1.11
Foreign and other	4.35		4.25		4.38		4.32		4.28		4.41		4.27
Total deposit spreads	2.98		2.94		2.82		3.02		3.04		3.05		3.00

Net new retail checking (units in thousands)	2,304		2,411		343		757		717		487		363
Debit purchase volumes	$189,444		$169,026		$51,128		$47,326		$47,421		$43,569		$45,121

Online banking (end of period)
Active accounts (units in thousands)	23,791		20,552		23,791		23,057		22,190		21,813		20,552
Active billpay accounts (units in thousands)	12,552		10,832		12,552		11,928		11,567		11,285		10,832

Card Services Key Indicators
Managed Card - US Consumer and Business Card
Gross interest yield	12.68%		12.73%		12.33%		12.72%		12.82%		12.85%		12.98%
Risk adjusted margin (1)	7.67		9.36		7.52		7.74		7.61		7.82		8.74
Loss rates	4.99		3.85		5.08		4.86		5.20		4.81		4.57
Average outstandings	$151,789		$145,149		$158,120		$152,961		$147,972		$147,980		$146,939
Ending outstandings	163,234		150,731		163,234		154,722		150,159		146,013		150,731
New account growth (in thousands)	9,344		9,543		2,189		2,588		2,432		2,135		2,488
Purchase volumes	$243,094		$236,059		$64,829		$61,365		$61,383		$55,517		$62,073
Delinquencies:
30 Day	5.74%		5.49%		5.74%		5.44%		5.24%		5.44%		5.49%
90 Day	2.81		2.66		2.81		2.58		2.65		2.88		2.66

Consumer Real Estate Key Indicators
Mortgage servicing rights at fair value period end balance	$3,053		$2,869		$3,053		$3,179		$3,269		$2,963		$2,869
Capitalized mortgage servicing rights (% of loans serviced)	118	bps	125	bps	118	bps	130	bps	141	bps	127	bps	125	bps
Mortgage loans serviced for investors (in billions)	$259		$230		$259		$245		$232		$234		$230

Global Consumer and Small Business Banking
Mortgage production	$93,304		$76,912		$22,370		$24,533		$25,755		$20,646		$21,370
Home equity production	69,226		67,892		16,001		17,352		18,552		17,321		18,489

Total Corporation
Mortgage production	104,385		85,507		24,834		26,930		29,172		23,449		23,701
Home equity production	84,183		82,966		19,299		21,105		22,746		21,033		21,882

(1)	Reflects margin and noninterest revenue, adjusted for loss rates.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 23.8 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

12.6 million active bill pay users paid $61.0 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 412 companies are presenting 33.5 million e-bills per quarter.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Credit Card Data (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Loans
Period end
Held credit card outstandings	$ 80,724	$ 72,194	$ 80,724	$ 71,702	$ 69,241	$ 65,920	$ 72,194
Securitization impact	102,967	98,295	102,967	102,068	100,611	99,495	98,295

Managed credit card outstandings	$183,691	$170,489	$183,691	$173,770	$169,852	$165,415	$170,489

Average
Held credit card outstandings	$ 70,242	$ 72,979	$ 74,392	$ 69,486	$ 68,181	$ 68,853	$ 70,177
Securitization impact	101,134	90,430	104,019	102,516	99,388	98,539	95,815

Managed credit card outstandings	$171,376	$163,409	$178,411	$172,002	$167,569	$167,392	$165,992

Credit Quality
Charge-Offs $
Held net charge-offs	$ 3,441	$ 3,319	$ 846	$ 808	$ 893	$ 894	$ 963
Securitization impact	4,773	3,055	1,292	1,216	1,206	1,059	943

Managed credit card net losses	$ 8,214	$ 6,374	$ 2,138	$ 2,024	$ 2,099	$ 1,953	$ 1,906

Charge-Offs %
Held net charge-offs	4.90%	4.55%	4.51%	4.61%	5.25%	5.27%	5.44%
Securitization impact	(0.11)	(0.65)	0.24	0.06	(0.23)	(0.54)	(0.88)

Managed credit card net losses	4.79%	3.90%	4.75%	4.67%	5.02%	4.73%	4.56%

30+ Delinquency $
Held delinquency	$ 4,298	$ 4,347	$ 4,298	$ 3,727	$ 3,593	$ 3,660	$ 4,347
Securitization impact	5,710	4,815	5,710	5,381	5,034	5,144	4,815

Managed delinquency	$ 10,008	$ 9,162	$ 10,008	$ 9,108	$ 8,627	$ 8,804	$ 9,162

30+ Delinquency %
Held delinquency	5.32%	6.02%	5.32%	5.20%	5.19%	5.55%	6.02%
Securitization impact	0.13	(0.65)	0.13	0.04	(0.11)	(0.23)	(0.65)

Managed delinquency	5.45%	5.37%	5.45%	5.24%	5.08%	5.32%	5.37%

90+ Delinquency $
Held delinquency	$ 2,126	$ 2,175	$ 2,126	$ 1,788	$ 1,850	$ 1,986	$ 2,175
Securitization impact	2,757	2,261	2,757	2,514	2,480	2,633	2,261

Managed delinquency	$ 4,883	$ 4,436	$ 4,883	$ 4,302	$ 4,330	$ 4,619	$ 4,436

90+ Delinquency %
Held delinquency	2.63%	3.01%	2.63%	2.49%	2.67%	3.01%	3.01%
Securitization impact	0.03	(0.41)	0.03	(0.01)	(0.12)	(0.22)	(0.41)

Managed delinquency	2.66%	2.60%	2.66%	2.48%	2.55%	2.79%	2.60%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Mass Market Small Business Banking Results: Relationship View (1)

(Dollars in millions)

	Three Months Ended December 31, 2007 (2)
	Total	Global Consumer and Small Business Banking	Other (3)
Net interest income (4)	$ 937	$ 886	$ 51
Noninterest income	636	550	86

Total revenue, net of interest expense	1,573	1,436	137

Provision for credit losses (5)	505	501	4
Noninterest expense	512	475	37

Income before income taxes	556	460	96
Income tax expense (4)	206	170	36

Net income	$ 350	$ 290	$ 60

	Three Months Ended September 30, 2007
	Total	Global Consumer and Small Business Banking	Other (3)
Net interest income (4)	$ 897	$ 848	$ 49
Noninterest income	615	523	92

Total revenue, net of interest expense	1,512	1,371	141

Provision for credit losses (5)	535	531	4
Noninterest expense	467	437	30

Income before income taxes	510	403	107
Income tax expense (4)	189	149	40

Net income	$ 321	$ 254	$ 67

	Three Months Ended December 31, 2006
	Total	Global Consumer and Small Business Banking	Other (3)
Net interest income (4)	$ 859	$ 781	$ 78
Noninterest income	536	428	108

Total revenue, net of interest expense	1,395	1,209	186

Provision for credit losses (5)	232	227	5
Noninterest expense	477	411	66

Income before income taxes	686	571	115
Income tax expense (4)	254	211	43

Net income	$ 432	$ 360	$ 72

(1)	Presented on a managed basis.
(2)	Includes Small Business and Business Banking results of the recently acquired LaSalle Bank Corporation beginning on October 1, 2007.
(3)	Includes Mass Market Small Business Banking results within Global Corporate and Investment Banking and Global Wealth and Investment Management.
(4)	Fully taxable-equivalent basis
(5)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Mass Market Small Business Banking Results: Relationship View (1)

(Dollars in millions)

	Year Ended December 31, 2007 (2)
	Total	Global Consumer and Small Business Banking	Other (3)
Net interest income (4)	$3,555	$3,327	$228
Noninterest income	2,400	2,015	385

Total revenue, net of interest expense	5,955	5,342	613
Provision for credit losses (5)	1,789	1,775	14
Noninterest expense	1,891	1,729	162

Income before income taxes	2,275	1,838	437
Income tax expense (4)	842	680	162

Net income	$1,433	$1,158	$275

	Year Ended December 31, 2006
	Total	Global Consumer and Small Business Banking	Other (3)
Net interest income (4)	$3,248	$3,042	$206
Noninterest income	2,035	1,681	354

Total revenue, net of interest expense	5,283	4,723	560
Provision for credit losses (5)	754	742	12
Noninterest expense	1,859	1,667	192

Income before income taxes	2,670	2,314	356
Income tax expense (4)	988	856	132

Net income	$1,682	$1,458	$224

(1)	Presented on a managed basis.
(2)	Includes Small Business and Business Banking results of the recently acquired LaSalle Bank Corporation beginning on October 1, 2007.
(3)	Includes Mass Market Small Business Banking results within Global Corporate and Investment Banking and Global Wealth and Investment Management.
(4)	Fully taxable-equivalent basis
(5)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Segment Results (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Net interest income (2)	$ 11,217	$ 9,877	$ 3,408	$ 2,747	$ 2,634	$ 2,428	$ 2,521
Noninterest income:
Service charges	2,769	2,648	760	673	683	653	658
Investment and brokerage services	910	942	222	235	221	232	225
Investment banking income	2,537	2,476	577	436	821	703	756
Trading account profits (losses)	(5,164)	2,967	(5,434)	(1,445)	877	838	429
All other income	1,148	2,251	(314)	239	671	552	564

Total noninterest income	2,200	11,284	(4,189)	138	3,273	2,978	2,632

Total revenue, net of interest expense	13,417	21,161	(781)	2,885	5,907	5,406	5,153
Provision for credit losses	652	9	268	228	41	115	(73)
Noninterest expense	11,925	11,578	3,359	2,486	3,163	2,917	3,007

Income (loss) before income taxes	840	9,574	(4,408)	171	2,703	2,374	2,219
Income tax expense (benefit) (2)	302	3,542	(1,646)	71	992	885	821

Net income (loss)	$ 538	$ 6,032	$ (2,762)	$ 100	$ 1,711	$ 1,489	$ 1,398

Net interest yield (2)	1.66%	1.62%	1.88%	1.64%	1.57%	1.51%	1.53%
Return on average equity	1.19	14.33	(20.47)	0.91	16.34	14.53	13.53
Efficiency ratio (2)	88.88	54.71	n/m	86.19	53.53	53.96	58.34

Balance sheet
Average
Total loans and leases	$274,015	$232,623	$325,723	$267,758	$253,895	$247,898	$239,384
Total trading-related assets	362,193	336,860	354,331	356,867	377,171	360,530	361,247
Total market-based earning assets (3)	412,326	370,187	406,709	406,947	426,598	409,135	406,786
Total earning assets (4)	676,500	609,100	718,675	663,181	673,184	650,353	652,270
Total assets (4)	770,360	691,414	823,617	757,583	765,094	734,306	733,303
Total deposits	220,724	194,972	236,254	217,632	220,180	208,561	204,467
Allocated equity	45,299	42,081	53,532	44,013	41,994	41,537	40,982

Period end
Total loans and leases	$324,198	$242,700	$324,198	$275,427	$257,537	$249,861	$242,700
Total trading-related assets	308,315	309,097	308,315	333,107	342,629	333,681	309,097
Total market-based earning assets (3)	359,730	348,717	359,730	374,905	386,853	385,285	348,717
Total earning assets (4)	673,552	599,326	673,552	636,794	637,880	628,831	599,326
Total assets (4)	776,107	685,935	776,107	738,553	731,361	716,128	685,935
Total deposits	246,788	212,028	246,788	211,577	221,866	210,105	212,028

(1)	Global Corporate and Investment Banking has three primary businesses: Business Lending, Capital Markets and Advisory Services, and Treasury Services. In addition, ALM/Other includes the results of ALM activities and other Global Corporate and Investment Banking activities.
(2)	Fully taxable-equivalent basis
(3)	Total market-based earning assets represents market-based amounts included in the Capital Markets and Advisory Services business.
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Three Months Ended December 31, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$ 3,408	$ 1,730	$ 835	$ 991	$(148)
Noninterest income:
Service charges	760	144	35	580	1
Investment and brokerage services	222	1	212	10	(1)
Investment banking income	577	—	577	—	—
Trading account profits (losses)	(5,434)	(137)	(5,321)	17	7
All other income	(314)	192	(888)	291	91

Total noninterest income	(4,189)	200	(5,385)	898	98

Total revenue, net of interest expense	(781)	1,930	(4,550)	1,889	(50)

Provision for credit losses	268	277	(6)	(1)	(2)
Noninterest expense	3,359	582	1,517	1,207	53

Income (loss) before income taxes	(4,408)	1,071	(6,061)	683	(101)
Income tax expense (benefit) (2)	(1,646)	397	(2,246)	252	(49)

Net income (loss)	$ (2,762)	$ 674	$ (3,815)	$ 431	$ (52)

Net interest yield (2)	1.88%	2.32%	n/m	2.81%	n/m
Return on average equity	(20.47)	13.49	(98.11)%	21.65	n/m
Efficiency ratio (2)	n/m	30.24	n/m	63.97	n/m
Average - total loans and leases	$325,723	$293,974	$ 26,084	$ 5,654	n/m
Average - total deposits	236,254	n/m	73,996	161,949	n/m
Period end - total assets (3)	776,107	305,548	413,115	180,369	n/m

	Three Months Ended September 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$ 2,747	$ 1,105	$ 811	$ 927	$ (96)
Noninterest income:
Service charges	673	114	36	522	1
Investment and brokerage services	235	1	225	10	(1)
Investment banking income	436	—	436	—	—
Trading account profits (losses)	(1,445)	(45)	(1,415)	18	(3)
All other income	239	213	(277)	274	29

Total noninterest income	138	283	(995)	824	26

Total revenue, net of interest expense	2,885	1,388	(184)	1,751	(70)

Provision for credit losses	228	233	(4)	(3)	2
Noninterest expense	2,486	553	955	869	109

Income (loss) before income taxes	171	602	(1,135)	885	(181)
Income tax expense (benefit) (2)	71	223	(418)	327	(61)

Net income (loss)	$ 100	$ 379	$ (717)	$ 558	$(120)

Net interest yield (2)	1.64%	1.81%	n/m	2.76%	n/m
Return on average equity	0.91	9.71	(20.84)%	28.00	n/m
Efficiency ratio (2)	86.19	39.74	n/m	49.58	n/m
Average - total loans and leases	$267,758	$239,694	$ 22,718	$ 5,333	n/m
Average - total deposits	217,632	n/m	66,745	150,669	n/m
Period end - total assets (3)	738,553	254,495	430,915	157,134	n/m

	Three Months Ended December 31, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (2)	$ 2,521	$ 1,130	$ 487	$ 975	$ (71)
Noninterest income:
Service charges	658	129	30	500	(1)
Investment and brokerage services	225	1	214	8	2
Investment banking income	756	—	756	—	—
Trading account profits	429	10	406	13	—
All other income	564	103	169	270	22

Total noninterest income	2,632	243	1,575	791	23

Total revenue, net of interest expense	5,153	1,373	2,062	1,766	(48)

Provision for credit losses	(73)	(91)	6	(3)	15
Noninterest expense	3,007	524	1,471	883	129

Income (loss) before income taxes	2,219	940	585	886	(192)
Income tax expense (benefit) (2)	821	348	216	328	(71)

Net income (loss)	$ 1,398	$ 592	$ 369	$ 558	$(121)

Net interest yield (2)	1.53%	1.89%	n/m	2.87%	n/m
Return on average equity	13.53	15.95	13.51%	28.65	n/m
Efficiency ratio (2)	58.34	38.04	71.34	49.80	n/m
Average - total loans and leases	$239,384	$222,352	$ 12,507	$ 4,509	n/m
Average - total deposits	204,467	n/m	55,788	148,422	n/m
Period end - total assets (3)	685,935	248,225	385,450	167,979	n/m

(1)	Includes $26 million and $22 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income for the three months ended December 31, 2007 and September 30, 2007.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Year Ended December 31, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$ 11,217	$ 5,020	$ 2,786	$ 3,814	$(403)
Noninterest income:
Service charges	2,769	507	134	2,128	—
Investment and brokerage services	910	1	867	42	—
Investment banking income	2,537	—	2,537	—	—
Trading account profits (losses)	(5,164)	(180)	(5,050)	63	3
All other income	1,148	824	(971)	1,092	203

Total noninterest income	2,200	1,152	(2,483)	3,325	206

Total revenue, net of interest expense	13,417	6,172	303	7,139	(197)

Provision for credit losses	652	647	—	5	—
Noninterest expense	11,925	2,158	5,642	3,856	269

Income (loss) before income taxes	840	3,367	(5,339)	3,278	(466)
Income tax expense (benefit) (2)	302	1,246	(1,977)	1,213	(180)

Net income (loss)	$ 538	$ 2,121	$ (3,362)	$ 2,065	$(286)

Net interest yield (2)	1.66%	2.00%	n/m	2.79%	n/m
Return on average equity	1.19	13.12	(25.41)%	26.31	n/m
Efficiency ratio (2)	88.88	34.98	n/m	54.02	n/m
Average - total loans and leases	$274,015	$248,569	$ 20,416	$ 5,017	n/m
Average - total deposits	220,724	n/m	66,730	153,741	n/m
Period end - total assets (3)	776,107	305,548	413,115	180,369	n/m

	Year Ended December 31, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (2)	$ 9,877	$ 4,575	$ 1,660	$ 3,878	$(236)
Noninterest income:
Service charges	2,648	501	121	2,026	—
Investment and brokerage services	942	15	893	33	1
Investment banking income	2,476	—	2,476	—	—
Trading account profits	2,967	55	2,847	52	13
All other income	2,251	469	478	1,223	81

Total noninterest income	11,284	1,040	6,815	3,334	95

Total revenue, net of interest expense	21,161	5,615	8,475	7,212	(141)

Provision for credit losses	9	(2)	14	(3)	—
Noninterest expense	11,578	2,047	5,799	3,561	171

Income (loss) before income taxes	9,574	3,570	2,662	3,654	(312)
Income tax expense (benefit) (2)	3,542	1,321	985	1,352	(116)

Net income (loss)	$ 6,032	$ 2,249	$ 1,677	$ 2,302	$(196)

Net interest yield (2)	1.62%	1.98%	n/m	2.86%	n/m
Return on average equity	14.33	14.36	15.17%	28.71	n/m
Efficiency ratio (2)	54.71	36.45	68.42	49.36	n/m
Average - total loans and leases	$232,623	$217,249	$ 11,114	$ 4,243	n/m
Average - total deposits	194,972	n/m	48,234	146,463	n/m
Period end - total assets (3)	685,935	248,225	385,450	167,979	n/m

(1)	Includes $70 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Three Months Ended December 31, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 3,408	$ 2,303	$ 1,250	$(145)
Noninterest income:
Service charges	760	384	376	—
Investment and brokerage services	222	8	214	—
Investment banking income	577	26	550	1
Trading account profits (losses)	(5,434)	(123)	(5,317)	6
All other income	(314)	515	(836)	7

Total noninterest income	(4,189)	810	(5,013)	14

Total revenue, net of interest expense	(781)	3,113	(3,763)	(131)

Provision for credit losses	268	301	(33)	—
Noninterest expense	3,359	1,171	2,081	107

Income (loss) before income taxes	(4,408)	1,641	(5,811)	(238)
Income tax expense (benefit) (1)	(1,646)	607	(2,154)	(99)

Net income (loss)	$ (2,762)	$ 1,034	$ (3,657)	$(139)

Net interest yield (1)	1.88%	3.69%	n/m	n/m
Return on average equity	(20.47)	19.30	(66.39)%	n/m
Efficiency ratio (1)	n/m	37.61	n/m	n/m
Average - total loans and leases	$325,723	$242,616	$ 82,915	n/m
Average - total deposits	236,254	97,353	138,777	n/m
Period end - total assets (2)	776,107	268,520	482,807	n/m

	Three Months Ended September 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 2,747	$ 1,682	$ 1,180	$(115)
Noninterest income:
Service charges	673	315	356	2
Investment and brokerage services	235	8	227	—
Investment banking income	436	21	415	—
Trading account profits (losses)	(1,445)	(30)	(1,412)	(3)
All other income	239	405	(178)	12

Total noninterest income	138	719	(592)	11

Total revenue, net of interest expense	2,885	2,401	588	(104)

Provision for credit losses	228	168	60	—
Noninterest expense	2,486	881	1,624	(19)

Income (loss) before income taxes	171	1,352	(1,096)	(85)
Income tax expense (benefit) (1)	71	500	(403)	(26)

Net income (loss)	$ 100	$ 852	$ (693)	$ (59)

Net interest yield (1)	1.64%	3.32%	n/m	n/m
Return on average equity	0.91	19.28	(14.11)%	n/m
Efficiency ratio (1)	86.19	36.75	n/m	n/m
Average - total loans and leases	$267,758	$196,560	$ 71,159	n/m
Average - total deposits	217,632	87,560	129,956	n/m
Period end - total assets (2)	738,553	221,456	498,707	n/m

	Three Months Ended December 31, 2006
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 2,521	$ 1,717	$ 912	$(108)
Noninterest income:
Service charges	658	300	358	—
Investment and brokerage services	225	8	216	1
Investment banking income	756	22	733	1
Trading account profits	429	7	422	—
All other income	564	434	120	10

Total noninterest income	2,632	771	1,849	12

Total revenue, net of interest expense	5,153	2,488	2,761	(96)

Provision for credit losses	(73)	7	(95)	15
Noninterest expense	3,007	836	2,018	153

Income (loss) before income taxes	2,219	1,645	838	(264)
Income tax expense (benefit) (1)	821	609	310	(98)

Net income (loss)	$ 1,398	$ 1,036	$ 528	$(166)

Net interest yield (1)	1.53%	3.61%	n/m	n/m
Return on average equity	13.53	24.98	12.51%	n/m
Efficiency ratio (1)	58.34	33.61	73.09	n/m
Average - total loans and leases	$239,384	$184,754	$ 54,447	n/m
Average - total deposits	204,467	87,471	116,915	n/m
Period end - total assets (2)	685,935	211,947	455,901	n/m

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Year Ended December 31, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 11,217	$ 7,286	$ 4,401	$(470)
Noninterest income:
Service charges	2,769	1,325	1,441	3
Investment and brokerage services	910	33	877	—
Investment banking income	2,537	82	2,453	2
Trading account profits (losses)	(5,164)	(146)	(5,019)	1
All other income	1,148	1,888	(819)	79

Total noninterest income	2,200	3,182	(1,067)	85

Total revenue, net of interest expense	13,417	10,468	3,334	(385)

Provision for credit losses	652	601	45	6
Noninterest expense	11,925	3,770	7,896	259

Income (loss) before income taxes	840	6,097	(4,607)	(650)
Income tax expense (benefit) (1)	302	2,256	(1,707)	(247)

Net income (loss)	$ 538	$ 3,841	$ (2,900)	$(403)

Net interest yield (1)	1.66%	3.47%	n/m	n/m
Return on average equity	1.19	21.39	(15.13)%	n/m
Efficiency ratio (1)	88.88	36.02	n/m	n/m
Average - total loans and leases	$274,015	$205,732	$ 68,247	n/m
Average - total deposits	220,724	89,700	130,904	n/m
Period end - total assets (2)	776,107	268,520	482,807	n/m

	Year Ended December 31, 2006
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 9,877	$ 6,896	$ 3,410	$(429)
Noninterest income:
Service charges	2,648	1,224	1,422	2
Investment and brokerage services	942	40	901	1
Investment banking income	2,476	59	2,416	1
Trading account profits	2,967	60	2,894	13
All other income	2,251	1,874	349	28

Total noninterest income	11,284	3,257	7,982	45

Total revenue, net of interest expense	21,161	10,153	11,392	(384)

Provision for credit losses	9	216	(196)	(11)
Noninterest expense	11,578	3,342	7,808	428

Income (loss) before income taxes	9,574	6,595	3,780	(801)
Income tax expense (benefit) (1)	3,542	2,440	1,399	(297)

Net income (loss)	$ 6,032	$ 4,155	$ 2,381	$(504)

Net interest yield (1)	1.62%	3.72%	n/m	n/m
Return on average equity	14.33	24.35	13.56%	n/m
Efficiency ratio (1)	54.71	32.92	68.54	n/m
Average - total loans and leases	$232,623	$181,868	$ 50,689	n/m
Average - total deposits	194,972	87,930	106,957	n/m
Period end - total assets (2)	685,935	211,947	455,901	n/m

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Business lending revenue, net of interest expense
Corporate lending (1)	$ 813	$ 671	$ 257	$ 175	$ 200	$ 181	$ 153
Commercial lending	4,745	4,222	1,609	1,043	1,102	991	1,045
Consumer indirect lending	614	722	64	170	201	179	175

Total revenue, net of interest expense	$ 6,172	$ 5,615	$ 1,930	$ 1,388	$ 1,503	$ 1,351	$ 1,373

Business lending margin
Corporate lending	1.08%	1.30%	1.11%	0.82%	1.18%	1.21%	1.32%
Commercial lending	1.67	1.62	2.15	1.46	1.49	1.44	1.52
Consumer indirect lending	1.68	1.79	1.65	1.71	1.72	1.66	1.78
Provision for credit losses
Corporate lending	$ 42	$ (208)	$ (26)	$ 66	$ (3)	$ 5	$ (101)
Commercial lending	186	(67)	141	65	(4)	(16)	(60)
Consumer indirect lending	419	273	162	102	41	114	70

Total provision for credit losses	$ 647	$ (2)	$ 277	$ 233	$ 34	$ 103	$ (91)

Credit quality (% vs. loans) (2, 3, 4)
Criticized exposure
Corporate lending	$ 2,122	$ 1,289	$ 2,122	$ 1,538	$ 770	$ 934	$ 1,289
	2.45%	1.85%	2.45%	1.98%	0.95%	1.23%	1.85%
Commercial lending	$ 13,424	$ 4,987	$ 13,424	$ 8,005	$ 5,634	$ 5,509	$ 4,987
	5.50%	2.80%	5.50%	4.24%	3.13%	3.09%	2.80%

Total criticized exposure	$ 15,546	$ 6,276	$ 15,546	$ 9,543	$ 6,404	$ 6,443	$ 6,276
	4.71%	2.54%	4.71%	3.58%	2.45%	2.54%	2.54%
Nonperforming assets
Corporate lending	$ 115	$ 138	$ 115	$ 269	$ 21	$ 29	$ 138
	0.24%	0.39%	0.24%	0.62%	0.06%	0.08%	0.39%
Commercial lending	$ 1,534	$ 487	$ 1,534	$ 765	$ 688	$ 564	$ 487
	0.63%	0.33%	0.63%	0.49%	0.46%	0.38%	0.33%

Total nonperforming assets	$ 1,649	$ 625	$ 1,649	$ 1,034	$ 709	$ 593	$ 625
	0.57%	0.34%	0.57%	0.52%	0.38%	0.32%	0.34%
Average loans and leases by product
Commercial	$126,726	$111,848	$150,903	$121,197	$116,596	$117,907	$115,366
Leases	22,383	20,454	24,273	22,052	21,725	21,454	20,908
Foreign	17,246	13,131	22,035	17,430	14,977	14,456	13,912
Real estate	39,984	34,800	55,167	36,120	34,477	33,981	34,422
Consumer	40,215	34,770	39,613	40,956	40,792	39,489	35,539
Other	2,015	2,246	1,983	1,939	1,972	2,169	2,205

Total average loans and leases	$248,569	$217,249	$293,974	$239,694	$230,539	$229,456	$222,352

(1) Total corporate lending revenue	$ 813	$ 671	$ 257	$ 175	$ 200	$ 181	$ 153
Less: impact of credit mitigation	(14)	(222)	7	(7)	(3)	(11)	(63)

Corporate lending revenues excluding credit mitigation	$ 827	$ 893	$ 250	$ 182	$ 203	$ 192	$ 216

(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized exposure is on an end-of-period basis and are also shown as a percentage of total commercial utilized credit exposure, including loans and leases, standby letters of credit, and financial guarantees, derivative assets, and commercial letters of credit.
(3)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.
(4)	Criticized exposure related to the fair value option portfolio are not included. There are no nonperforming assets in the fair value portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Investment banking income
Advisory fees	$ 446	$ 337	$ 112	$ 94	$ 110	$ 130	$ 123
Debt underwriting	1,772	1,824	377	281	611	503	549
Equity underwriting	319	315	88	61	100	70	84

Total investment banking income	2,537	2,476	577	436	821	703	756

Sales and trading
Fixed income:
Liquid products	2,111	2,158	584	568	545	414	441
Credit products	(537)	821	(455)	(885)	326	477	146
Structured products	(5,176)	1,449	(5,480)	(569)	521	352	346

Total fixed income	(3,602)	4,428	(5,351)	(886)	1,392	1,243	933
Equity income	1,298	1,571	198	244	435	421	373

Total sales and trading	(2,304)	5,999	(5,153)	(642)	1,827	1,664	1,306

Total Capital Markets and Advisory Services market-based revenue (1)	$ 233	$ 8,475	$ (4,576)	$ (206)	$ 2,648	$ 2,367	$ 2,062

Balance sheet (average)
Trading account securities	$185,020	$142,735	$188,925	$192,844	$185,839	$172,203	$164,545
Reverse repurchases	60,187	73,467	51,266	52,436	70,821	66,476	74,845
Securities borrowed	88,856	97,077	84,399	81,404	92,056	97,795	98,371
Derivative assets	26,439	22,200	28,297	28,625	26,660	22,080	21,470

Total trading-related assets	$360,502	$335,479	$352,887	$355,309	$375,376	$358,554	$359,231

Sales credits from secondary trading
Liquid products	1,157	990	273	323	284	277	249
Credit products	1,257	818	270	359	335	293	233
Structured products	713	657	129	154	217	213	168
Equities	1,126	1,027	262	277	303	284	250

Total sales credits	4,253	3,492	934	1,113	1,139	1,067	900

Volatility of product revenues - 1 std dev
Liquid products	$ 11.7	$ 7.0	$ 10.4	$ 16.3	$ 9.0	$ 9.1	$ 7.2
Credit products	15.7	3.4	12.0	21.8	6.3	6.0	2.9
Structured products	207.8	5.2	408.1	33.5	7.2	7.6	5.6
Equities	9.9	4.5	7.3	16.3	6.3	4.9	4.2
Total volatility	208.9	10.1	405.5	54.9	16.2	14.8	12.5

(1)	Market-based revenue for the year ended December 31, 2007, and the three months ended December 31, 2007, September 30, 2007 and June 30, 2007, excludes $70 million, $26 million, $22 million and $22 million, respectively, of net interest income on loans for which the fair value option has been elected.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Strategic Progress

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation. Ranked based on deal size.

(1)	M&A Announced Advisor Rankings

Highlights

•	Top 5 rankings in:

Syndicated loans

Leveraged loans

Investment grade

Asset-backed securities

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

Special Purpose Entities Liquidity Exposure

(Dollars in millions)

	December 31, 2007
	VIEs (1)		QSPEs (2)	Total
	Consolidated	Unconsolidated	Unconsolidated
Corporation-sponsored multi-seller conduits	$16,984	$47,335	$ —	$ 64,319
Collateralized debt obligations	3,240	9,026	—	12,266
Asset acquisition conduits	1,623	6,399	—	8,022
Municipal bond trusts and other SPEs	7,359	3,120	7,251	17,730
Customer-sponsored conduits	—	1,724	—	1,724

Total liquidity exposure	$29,206	$67,604	$7,251	$104,061

	September 30, 2007
	VIEs (1)		QSPEs (2)	Total
	Consolidated	Unconsolidated	Unconsolidated
Corporation-sponsored multi-seller conduits	$12,603	$50,024	$ —	$ 62,627
Collateralized debt obligations	3,240	12,281	—	15,521
Asset acquisition conduits	1,319	8,766	—	10,085
Municipal bond trusts and other SPEs	348	2,116	6,377	8,841
Customer-sponsored conduits	—	2,736	—	2,736

Total liquidity exposure	$17,510	$75,923	$6,377	$ 99,810

(1)	Variable interest entities (VIEs) are special purpose entities (SPEs) which lack sufficient equity at risk or whose equity investors do not have a controlling financial interest. In accordance with FASB Interpretation No. 46 (Revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46R), a VIE is consolidated by the party known as the primary beneficiary that will absorb the majority of the expected losses or expected residual returns of the VIEs or both. For example, an entity that holds a majority of the subordinated debt or equity securities issued by a VIE, or protects other investors from loss through a guarantee or similar arrangement, may have to consolidate the VIE. The assets and liabilities of consolidated VIEs are recorded on the Corporation’s balance sheet.
(2)

Qualifying special purposes entities (QSPEs) are SPEs whose activities are strictly limited to holding and servicing financial assets and meet the requirements set forth in SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities – a replacement of FASB Statement No. 125” (SFAS 140). QSPEs are generally not required to be consolidated by any party. This table includes only those QSPEs to which we have liquidity exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

Collateralized Debt Obligation Exposure(1)

December 31, 2007

(Dollars in millions)

	Subprime Exposure(2)			Non-Subprime Exposure(3)			Total CDOs
	Gross	Insured	Net	Gross	Insured	Net	Gross	Insured	Net
Super Senior Liquidity Commitments
High grade	$4,610	$1,800	$2,810	$3,053	$—	$3,053	$7,663	$1,800	$5,863
Mezzanine	363	—	363	—	—	—	363	—	363
CDO[2]	4,240	—	4,240	—	—	—	4,240	—	4,240

Total Super Senior Liquidity Commitments	9,213	1,800	7,413	3,053	—	3,053	12,266	1,800	10,466

Other Super Senior Exposure
High grade	4,010	2,110	1,900	1,192	734	458	5,202	2,844	2,358
Mezzanine	1,547	—	1,547	—	—	—	1,547	—	1,547
CDO[2]	1,685	410	1,275	—	—	—	1,685	410	1,275

Total Other Super Senior Exposure	7,242	2,520	4,722	1,192	734	458	8,434	3,254	5,180

Total Super Senior, before writedowns	$16,455	$4,320	$12,135	$4,245	$734	$3,511	$20,700	$5,054	$15,646

Warehouse(4)	$314	n/a	$314	$501	n/a	$501	$815	n/a	$815
Sales and Trading(4, 5)	279	n/a	279	742	n/a	742	1,021	n/a	1,021

(1)	Super senior exposure shown before writedowns.
(2)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral.
(3)	Includes CLO and CMBS Super Senior exposure.
(4)	Amount represents net market value of warehouse and sales and trading positions.
(5)	Amount excludes net short derivative hedge positions with notional values of $750 million and $323 million for subprime and non-subprime exposure.

n/a - not applicable

Subprime Collateralized Debt Obligation Exposure(1)

December 31, 2007

(Dollars in millions)

	Before Writedowns	Writedowns	Net of Writedowns
Super Senior Liquidity Commitments
High grade	$2,810	$(640)	$2,170
Mezzanine	363	(5)	358
CDO[2]	4,240	(2,013)	2,227

Total Super Senior Liquidity Commitments	7,413	(2,658)	4,755

Other Super Senior Exposure
High grade	1,900	(233)	1,667
Mezzanine	1,547	(752)	795
CDO[2]	1,275	(316)	959

Total Other Super Senior Exposure	4,722	(1,301)	3,421

Total Super Senior	$12,135	$(3,959)	$8,176

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Segment Results (1, 2)

(Dollars in millions, except as noted)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Net interest income (3)	$ 3,857	$ 3,671	$ 964	$ 1,009	$ 958	$ 926	$ 924
Noninterest income:
Investment and brokerage services	4,210	3,383	1,181	1,147	972	910	889
All other income	(144)	303	(318)	44	78	52	86

Total noninterest income	4,066	3,686	863	1,191	1,050	962	975

Total revenue, net of interest expense	7,923	7,357	1,827	2,200	2,008	1,888	1,899
Provision for credit losses	14	(39)	34	(29)	(14)	23	2
Noninterest expense	4,635	3,867	1,318	1,274	1,033	1,010	987

Income before income taxes	3,274	3,529	475	955	989	855	910
Income tax expense (3)	1,179	1,306	141	356	363	319	337

Net income	$ 2,095	$ 2,223	$ 334	$ 599	$ 626	$ 536	$ 573

Net interest yield (3)	3.06%	3.50%	2.78%	3.12%	3.17%	3.19%	3.34%
Return on average equity	18.87	22.28	10.56	19.98	25.27	21.75	22.55
Efficiency ratio (3)	58.50	52.57	72.15	57.91	51.40	53.54	51.94

Balance sheet
Average
Total loans and leases	$ 73,469	$ 60,910	$ 82,809	$ 77,041	$ 67,962	$ 65,839	$ 63,936
Total earning assets (4)	126,244	105,028	137,610	128,345	121,122	117,657	109,730
Total assets (4)	135,319	112,557	148,769	138,394	128,587	125,235	117,287
Total deposits	124,867	102,389	138,159	127,819	118,246	114,955	106,324
Allocated equity	11,099	9,978	12,540	11,887	9,944	9,987	10,090

Period end
Total loans and leases	$ 84,600	$ 65,535	$ 84,600	$ 78,324	$ 69,217	$ 66,695	$ 65,535
Total earning assets (4)	145,979	117,342	145,979	130,428	121,927	120,801	117,342
Total assets (4)	157,157	125,287	157,157	139,955	129,636	128,619	125,287
Total deposits	144,865	113,568	144,865	130,533	118,972	118,124	113,568

Client assets
Assets under management	$643,531	$542,977	$643,531	$709,955	$566,267	$547,448	$542,977
Client brokerage assets (5)	222,661	203,799	222,661	217,916	213,711	209,106	203,799
Assets in custody	167,575	107,902	167,575	158,756	109,360	109,163	107,902
Less: Client brokerage assets and assets in custody included in assets under management	(87,071)	(67,509)	(87,071)	(87,386)	(80,784)	(73,793)	(67,509)

Total net client assets	$946,696	$787,169	$946,696	$999,241	$808,554	$791,924	$787,169

(1)	Global Wealth and Investment Management services clients through three primary businesses: U.S. Trust, Bank of America Private Wealth Management (U.S. Trust), Columbia Management, and Premier Banking and Investments. In addition, ALM/Other primarily includes the results of ALM activities.
(2)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank creating U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(3)	Fully taxable-equivalent basis
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(5)	Client brokerage assets include non-discretionary brokerage and fee-based assets.

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Three Months Ended December 31, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 964	$ 298	$ 7	$ 646	$ 13
Noninterest income:
Investment and brokerage services	1,181	387	499	246	49
All other income	(318)	19	(385)	41	7

Total noninterest income	863	406	114	287	56

Total revenue, net of interest expense	1,827	704	121	933	69
Provision for credit losses	34	11	—	22	1
Noninterest expense	1,318	494	334	444	46

Income (loss) before income taxes	475	199	(213)	467	22
Income tax expense (benefit) (3)	141	74	(79)	173	(27)

Net income (loss)	$ 334	$ 125	$ (134)	$ 294	$ 49

Net interest yield (3)	2.78%	2.57%	n/m	2.42%	n/m
Return on average equity	10.56	12.15	(27.81)%	53.21	n/m
Efficiency ratio (3)	72.15	70.17	n/m	47.64	n/m
Average - total loans and leases	$ 82,809	$46,036	n/m	$ 36,737	n/m
Average - total deposits	138,159	31,641	n/m	105,907	n/m
Period end - total assets (4)	157,157	51,044	$ 2,617	113,329	n/m

	Three Months Ended September 30, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 1,009	$ 289	$ 5	$ 679	$ 36
Noninterest income:
Investment and brokerage services	1,147	365	490	243	49
All other income	44	15	(7)	34	2

Total noninterest income	1,191	380	483	277	51

Total revenue, net of interest expense	2,200	669	488	956	87
Provision for credit losses	(29)	(34)	—	5	—
Noninterest expense	1,274	481	307	425	61

Income before income taxes	955	222	181	526	26
Income tax expense (3)	356	82	67	195	12

Net income	$ 599	$ 140	$ 114	$ 331	$ 14

Net interest yield (3)	3.12%	2.76%	n/m	2.74%	n/m
Return on average equity	19.98	14.75	26.59%	81.10	n/m
Efficiency ratio (3)	57.91	71.85	62.91	44.49	n/m
Average - total loans and leases	$ 77,041	$41,522	n/m	$35,478	n/m
Average - total deposits	127,819	27,771	n/m	98,341	n/m
Period end - total assets (4)	139,955	46,036	$ 2,568	102,224	n/m

	Three Months Ended December 31, 2006
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 924	$ 226	$ (3)	$ 650	$ 51
Noninterest income:
Investment and brokerage services	889	223	417	209	40
All other income	86	10	6	35	35

Total noninterest income	975	233	423	244	75

Total revenue, net of interest expense	1,899	459	420	894	126
Provision for credit losses	2	—	—	2	—
Noninterest expense	987	310	276	400	1

Income before income taxes	910	149	144	492	125
Income tax expense (3)	337	55	53	182	47

Net income	$ 573	$ 94	$ 91	$ 310	$ 78

Net interest yield (3)	3.34%	2.81%	n/m	2.91%	n/m
Return on average equity	22.55	23.46	22.15%	70.00	n/m
Efficiency ratio (3)	51.94	67.58	65.60	44.68	n/m
Average - total loans and leases	$ 63,936	$31,889	n/m	$ 32,031	n/m
Average - total deposits	106,324	17,710	n/m	88,572	n/m
Period end - total assets (4)	125,287	33,648	$ 3,082	93,992	n/m

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank creating U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	For the three months ended December 31, 2007, September 30, 2007 and December 31, 2006, a total of $2.4 billion, $2.6 billion and $3.7 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Year Ended December 31, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Osther
Net interest income (3)	$ 3,857	$ 1,036	$ 15	$ 2,655	$151
Noninterest income:
Investment and brokerage services	4,210	1,226	1,857	950	177
All other income	(144)	57	(366)	146	19

Total noninterest income	4,066	1,283	1,491	1,096	196

Total revenue, net of interest expense	7,923	2,319	1,506	3,751	347
Provision for credit losses	14	(14)	—	27	1
Noninterest expense	4,635	1,592	1,196	1,700	147

Income before income taxes	3,274	741	310	2,024	199
Income tax expense (3)	1,179	274	114	749	42

Net income	$ 2,095	$ 467	$ 196	$ 1,275	$157

Net interest yield (3)	3.06%	2.69%	n/m	2.70%	n/m
Return on average equity	18.87	17.25	11.29%	72.44	n/m
Efficiency ratio (3)	58.50	68.67	79.39	45.31	n/m
Average - total loans and leases	$ 73,469	$38,529	n/m	$ 34,915	n/m
Average - total deposits	124,867	25,722	n/m	98,543	n/m
Period end - total assets (4)	157,157	51,044	$2,617	$113,329	n/m

	Year Ended December 31, 2006
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 3,671	$ 902	$ (37)	$ 2,552	$254
Noninterest income:
Investment and brokerage services	3,383	914	1,532	778	159
All other income	303	80	44	125	54

Total noninterest income	3,686	994	1,576	903	213

Total revenue, net of interest expense	7,357	1,896	1,539	3,455	467
Provision for credit losses	(39)	(52)	—	12	1
Noninterest expense	3,867	1,233	1,014	1,560	60

Income before income taxes	3,529	715	525	1,883	406
Income tax expense (3)	1,306	265	194	697	150

Net income	$ 2,223	$ 450	$ 331	$ 1,186	$256

Net interest yield (3)	3.50%	2.94%	n/m	2.98%	n/m
Return on average equity	22.28	30.43	20.42%	70.57	n/m
Efficiency ratio (3)	52.57	65.04	65.88	45.15	n/m
Average - total loans and leases	$ 60,910	$30,740	n/m	$ 30,152	n/m
Average - total deposits	102,389	16,387	n/m	85,949	n/m
Period end - total assets (4)	125,287	33,648	$3,082	93,992	n/m

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank creating U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	For the years ended December 31, 2007 and 2006, a total of $11.4 billion and $10.7 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Investment and Brokerage Services
U.S. Trust (1)
Asset management fees	$ 1,196	$ 889	$ 379	$ 357	$ 242	$ 218	$ 217
Brokerage income	30	25	8	8	8	6	6

Total	$ 1,226	$ 914	$ 387	$ 365	$ 250	$ 224	$ 223

Columbia Management
Asset management fees	$ 1,854	$ 1,528	$ 499	$ 489	$ 444	$ 422	$ 416
Brokerage income	3	4	—	1	1	1	1

Total	$ 1,857	$ 1,532	$ 499	$ 490	$ 445	$ 423	$ 417

Premier Banking and Investments
Asset management fees	$ 302	$ 216	$ 81	$ 81	$ 73	$ 67	$ 60
Brokerage income	648	562	165	162	167	154	149

Total	$ 950	$ 778	$ 246	$ 243	$ 240	$ 221	$ 209

ALM/Other
Asset management fees	$ 177	$ 159	$ 49	$ 49	$ 37	$ 42	$ 40
Brokerage income	—	—	—	—	—	—	—

Total	$ 177	$ 159	$ 49	$ 49	$ 37	$ 42	$ 40

Total Global Wealth and Investment Management
Asset management fees	$ 3,529	$ 2,792	$ 1,008	$ 976	$ 796	$ 749	$ 733
Brokerage income	681	591	173	171	176	161	156

Total investment and brokerage services	$ 4,210	$ 3,383	$ 1,181	$ 1,147	$ 972	$ 910	$ 889

Assets Under Management (2)

Assets under management by business:
U.S. Trust (1)	$225,209	$139,172	$225,209	$225,297	$144,054	$140,521	$139,172
Columbia Management	439,053	433,426	439,053	511,996	453,092	438,651	433,426
Retirement and GWIM Client Solutions (3)	42,814	31,197	42,814	44,512	27,043	25,481	31,197
Premier Banking and Investments	22,915	18,640	22,915	21,392	22,183	20,312	18,640
Eliminations (4)	(87,085)	(81,435)	(87,085)	(94,255)	(81,653)	(79,568)	(81,435)
International Wealth Management	625	1,977	625	1,013	1,548	2,051	1,977

Total assets under management	$643,531	$542,977	$643,531	$709,955	$566,267	$547,448	$542,977

Assets under management rollforward:
Beginning balance	$542,977	$482,394	$709,955	$566,267	$547,448	$542,977	$517,055
Net flows (3)	25,271	37,873	(2,226)	18,066	7,763	1,668	16,604
Market valuation/other	75,283	22,710	(64,198)	125,622	11,056	2,803	9,318

Ending balance	$643,531	$542,977	$643,531	$709,955	$566,267	$547,448	$542,977

Assets under management mix:
Money market/other	$246,213	$208,549	$246,213	$246,748	$213,481	$208,482	$208,549
Fixed income	111,217	86,665	111,217	109,117	83,425	84,504	86,665
Equity	286,101	247,763	286,101	354,090	269,361	254,462	247,763

Total assets under management	$643,531	$542,977	$643,531	$709,955	$566,267	$547,448	$542,977

Client Brokerage Assets	$222,661	$203,799	$222,661	$217,916	$213,711	$209,106	$203,799

Premier Banking and Investments Metrics
Client facing associates
Number of client managers	2,548	2,420	2,548	2,505	2,498	2,525	2,420
Number of financial advisors	1,950	1,954	1,950	1,847	1,888	1,927	1,954
All other	1,079	1,207	1,079	1,020	1,094	1,218	1,207

Total client facing associates	5,577	5,581	5,577	5,372	5,480	5,670	5,581

Financial Advisor Productivity (5) (in thousands)	$ 445	$ 373	$ 113	$ 116	$ 114	$ 102	$ 98
Total client balances (6)	$309,190	$279,659	$309,190	$299,275	$292,455	$288,138	$279,659
Number of Households with Banking and Brokerage Relationships (in thousands)	277	244	277	267	256	248	244

U.S. Trust Metrics (1)
Client facing associates	4,201	2,121	4,201	3,911	2,105	2,144	2,121
Total client balances (6)	$380,687	$219,911	$380,687	$360,864	$227,086	$222,414	$219,911

Columbia Management Performance Metrics
# of 4 or 5 Star Funds by Morningstar	48	35	48	47	40	38	35
% of Assets Under Management in 4 or 5 Star Rated Funds (7)	68%	57%	68%	55%	51%	58%	57%

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank creating U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	The acquisition of LaSalle Bank Corporation contributed $7.5 billion to assets under management in fourth quarter 2007. The acquisition of U.S. Trust Corporation contributed $115.6 billion to assets under management in third quarter 2007. The sale of Marsico Capital Management resulted in a $60.9 billion decrease in assets under management in fourth quarter 2007 (including a $5.3 billion reduction in eliminations).
(3)	First quarter 2007 balances were impacted by one large $5.4 billion outflow related to one large institutional client in Retirement and GWIM Client Solutions.
(4)	The elimination of client brokerage assets and assets in custody that are also included in assets under management.
(5)	Financial advisor productivity is defined as full service gross production divided by average number of total financial advisors.
(6)	Client balances are defined as deposits, assets under management, client brokerage assets and other assets in custody.
(7)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

All Other Results (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Net interest income (2)	$ (7,701)	$ (5,930)	$ (1,958)	$ (2,031)	$ (1,943)	$ (1,769)	$ (1,628)
Noninterest income:
Card income	2,816	3,795	680	739	676	721	826
Equity investment income	3,745	2,872	278	852	1,719	896	1,031
Gains (losses) on sales of debt securities	180	(475)	110	7	2	61	9
All other income	6	98	652	(333)	(255)	(58)	(119)

Total noninterest income	6,747	6,290	1,720	1,265	2,142	1,620	1,747

Total revenue, net of interest expense	(954)	360	(238)	(766)	199	(149)	119
Provision for credit losses (3)	(5,210)	(3,494)	(1,295)	(1,290)	(1,311)	(1,314)	(1,136)
Merger and restructuring charges	410	805	140	84	75	111	244
All other noninterest expense	(20)	972	(33)	(272)	(89)	374	71

Income before income taxes	3,866	2,077	950	712	1,524	680	940
Income tax expense (2)	947	577	125	165	536	121	249

Net income	$ 2,919	$ 1,500	$ 825	$ 547	$ 988	$ 559	$ 691

Balance sheet
Average
Total loans and leases	$100,860	$70,753	$105,898	$104,061	$101,096	$92,200	$80,664
Total earning assets	233,857	211,003	278,598	238,018	213,691	204,264	195,394
Total assets	288,360	266,151	344,015	285,392	264,710	258,413	248,941
Total deposits	42,673	43,392	66,272	35,478	31,986	36,708	41,564
Period end
Total loans and leases	$107,600	$90,594	$107,600	$102,003	$107,429	$97,085	$90,594
Total earning assets	260,655	197,268	260,655	248,264	219,457	199,041	197,268
Total assets	339,495	249,142	339,495	299,104	269,673	247,527	249,142
Total deposits	68,674	38,706	68,674	35,975	31,688	29,654	38,706

(1)	All Other consists of equity investment activities including Principal Investing, Corporate Investments and Strategic Investments, the residual impact of the allowance for credit losses and the cost allocation processes, merger and restructuring charges, intersegment eliminations, and the results of certain businesses that are expected to be or have been sold or are in the process of being liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations that do not qualify for SFAS No. 133 “Accounting for Derivative instruments and Hedging Activities, as amended” hedge accounting treatment, foreign exchange rate fluctuations related to SFAS No. 52, “Foreign Currency Translation” revaluation of foreign denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. In addition, All Other includes the offsetting securitization impact to present Global Consumer and Small Business Banking on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - All Other - Reconciliation on page 46).
(2)	Fully taxable-equivalent basis
(3)	Provision for credit losses represents the provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.

Components of Equity Investment Income

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006
	2007	2006
Principal Investing	$2,217	$1,894	$117	$275	$1,250	$ 575	$ 547
Corporate and Strategic Investments	1,528	978	161	577	469	321	484

Total equity investment income included in All Other	3,745	2,872	278	852	1,719	896	1,031
Total equity investment income included in the business segments	319	317	39	52	110	118	36

Total consolidated equity investment income	$4,064	$3,189	$317	$904	$1,829	$1,014	$1,067

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	December 31 2007	September 30 2007	Increase (Decrease)
Consumer
Residential mortgage	$274,949	$271,753	$ 3,196
Credit card - domestic	65,774	58,716	7,058
Credit card - foreign	14,950	12,986	1,964
Home equity	114,834	101,046	13,788
Direct/Indirect consumer (1)	76,844	74,180	2,664
Other consumer (2)	3,850	4,024	(174)

Total consumer	551,201	522,705	28,496

Commercial
Commercial - domestic (3)	208,297	177,251	31,046
Commercial real estate (4)	61,298	40,374	20,924
Commercial lease financing	22,582	20,357	2,225
Commercial - foreign	28,376	28,325	51

Total commercial loans measured at historical cost	320,553	266,307	54,246
Commercial loans measured at fair value (5)	4,590	4,525	65

Total commercial	325,143	270,832	54,311

Total loans and leases	$876,344	$793,537	$82,807

(1)	Includes foreign consumer loans of $3.4 billion and $3.8 billion at December 31, 2007 and September 30, 2007.
(2)	Includes other foreign consumer loans of $829 million and $879 million, and consumer finance loans of $3.0 billion and $3.1 billion at December 31, 2007 and September 30, 2007.
(3)	Includes small business commercial - domestic loans of $17.8 billion and $16.4 billion at December 31, 2007 and September 30, 2007.
(4)	Includes domestic commercial real estate loans of $60.2 billion and $39.1 billion, and foreign commercial real estate loans of $1.1 billion and $1.2 billion at December 31, 2007 and September 30, 2007.
(5)	Certain commercial loans are measured at fair value in accordance with SFAS 159 and include commercial - domestic loans of $3.50 billion and $3.63 billion, commercial - foreign loans of $790 million and $672 million, and commercial real estate loans of $304 million and $224 million at December 31, 2007 and September 30, 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	Fourth Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$277,058	$ 35,128	$ 999	$33,758	$207,173
Credit card - domestic	60,063	146,902	—	—	(86,839)
Credit card - foreign	14,329	31,509	—	—	(17,180)
Home equity	112,372	84,000	976	23,319	4,077
Direct/Indirect consumer	75,423	33,520	39,616	5,005	(2,718)
Other consumer	3,918	829	14	—	3,075

Total consumer	543,163	331,888	41,605	62,082	107,588
Commercial
Commercial - domestic	213,200	19,146	175,272	19,381	(599)
Commercial real estate	59,702	1,119	57,298	1,262	23
Commercial lease financing	22,239	—	24,359	—	(2,120)
Commercial - foreign	29,815	1,536	27,189	84	1,006

Total commercial	324,956	21,801	284,118	20,727	(1,690)

Total loans and leases	$868,119	$353,689	$325,723	$82,809	$105,898

	Third Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$274,385	$ 36,072	$ 1,084	$31,347	$205,882
Credit card - domestic	57,491	142,369	—	—	(84,878)
Credit card - foreign	11,995	29,633	—	—	(17,638)
Home equity	98,611	72,381	951	21,709	3,570
Direct/Indirect consumer	73,245	31,209	40,959	4,837	(3,760)
Other consumer	4,055	834	10	—	3,211

Total consumer	519,782	312,498	43,004	57,893	106,387
Commercial
Commercial - domestic	176,554	17,696	141,717	18,008	(867)
Commercial real estate	38,977	103	37,808	1,044	22
Commercial lease financing	20,044	—	22,169	—	(2,125)
Commercial - foreign	25,159	1,359	23,060	96	644

Total commercial	260,734	19,158	224,754	19,148	(2,326)

Total loans and leases	$780,516	$331,656	$267,758	$77,041	$104,061

	Fourth Quarter 2006
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$225,985	$ 29,292	$ 1,870	$23,412	$171,411
Credit card - domestic	59,802	139,155	—	—	(79,353)
Credit card - foreign	10,375	26,837	—	—	(16,462)
Home equity	84,905	61,793	1,093	19,266	2,753
Direct/Indirect consumer	57,273	25,716	35,540	3,051	(7,034)
Other consumer	6,804	715	10	—	6,079

Total consumer	445,144	283,508	38,513	45,729	77,394
Commercial
Commercial - domestic	158,604	14,699	127,940	17,065	(1,100)
Commercial real estate	36,851	84	35,489	1,053	225
Commercial lease financing	21,159	—	20,920	—	239
Commercial - foreign	21,840	1,323	16,522	89	3,906

Total commercial	238,454	16,106	200,871	18,207	3,270

Total loans and leases	$683,598	$299,614	$239,384	$63,936	$ 80,664

(1)	Global Consumer and Small Business Banking is presented on a managed basis with a corresponding offset recorded in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	December 31 2007 (4)	September 30 2007	Increase (Decrease)	December 31 2007 (4)	September 30 2007	Increase (Decrease)
Real estate (5)	$ 81,260	$ 55,963	$25,297	$111,742	$ 80,254	$ 31,488
Diversified financials	37,872	33,417	4,455	86,118	81,592	4,526
Government and public education	31,743	29,814	1,929	57,437	57,119	318
Retailing	33,280	29,946	3,334	55,184	46,870	8,314
Capital goods	25,908	18,964	6,944	52,356	40,821	11,535
Healthcare equipment and services	24,337	19,177	5,160	40,962	34,277	6,685
Materials	22,176	18,115	4,061	38,717	31,524	7,193
Consumer services	23,382	20,875	2,507	38,650	35,978	2,672
Banks	21,261	28,673	(7,412)	35,323	37,427	(2,104)
Individuals and trusts	22,323	19,208	3,115	32,425	28,322	4,103
Commercial services and supplies	21,175	18,494	2,681	31,858	27,201	4,657
Food, beverage and tobacco	13,919	11,930	1,989	25,701	23,069	2,632
Energy	12,772	9,913	2,859	23,510	19,810	3,700
Media	7,901	9,488	(1,587)	19,343	18,212	1,131
Utilities	6,438	5,777	661	19,281	17,453	1,828
Transportation	12,803	10,560	2,243	18,824	15,491	3,333
Insurance	7,162	8,042	(880)	16,014	16,399	(385)
Religious and social organizations	8,208	7,784	424	10,982	10,367	615
Consumer durables and apparel	5,802	5,156	646	10,907	9,522	1,385
Technology hardware and equipment	4,615	3,746	869	10,239	9,244	995
Software and services	4,739	3,733	1,006	10,128	8,132	1,996
Pharmaceuticals and biotechnology	4,349	3,748	601	8,563	7,268	1,295
Telecommunication services	3,475	3,446	29	8,235	8,237	(2)
Automobiles and components	2,648	1,795	853	6,960	5,144	1,816
Food and staples retailing	2,732	2,220	512	5,318	4,316	1,002
Household and personal products	889	856	33	2,776	2,540	236
Semiconductors and semiconductor equipment	1,140	810	330	1,734	1,551	183
Other	8,407	7,465	942	8,505	7,984	521

Total commercial credit exposure by industry	$452,716	$389,115	$63,601	$787,792	$686,124	$101,668
Net credit default protection purchased on total commitments (6)				$ (7,146)	$ (5,037)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $12.8 billion and $9.6 billion at December 31, 2007 and September 30, 2007. In addition to cash collateral, derivative assets are also collateralized by $8.5 billion and $8.4 billion of primarily other marketable securities at December 31, 2007 and September 30, 2007 for which the credit risk has not been reduced.
(2)	Total commercial utilized and committed exposure include loans and letters of credit measured at fair value in accordance with SFAS 159 and are comprised of loans outstanding of $4.59 billion and $4.53 billion and issued letters of credit at notional value of $1.1 billion and $1.1 billion at December 31, 2007 and September 30, 2007. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $19.8 billion and $19.1 billion at December 31, 2007 and September 30, 2007.
(3)	Includes small business commercial - domestic exposure.
(4)	Includes LaSalle Bank Corporation which had $57.6 billion and $86.6 billion of commercial utilized and committed exposure at December 31, 2007.
(5)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(6)	A negative amount reflects net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile

	December 31 2007	September 30 2007
Less than or equal to one year	2%	23%
Greater than one year and less than or equal to five years	67	57
Greater than five years	31	20
Total net credit default protection	100%	100%

Net Credit Default Protection by Credit Exposure Debt Rating (1)

(Dollars in millions)

	December 31, 2007		September 30, 2007
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$ (13)	0.2%	$ (11)	0.2%
AA	(92)	1.3	(96)	1.9
A	(2,408)	33.7	(1,755)	34.8
BBB	(3,328)	46.6	(2,296)	45.6
BB	(1,524)	21.3	(1,215)	24.1
B	(180)	2.5	(155)	3.1
CCC and below	(75)	1.0	(75)	1.5
NR (2)	474	(6.6)	566	(11.2)
Total net credit default protection	$(7,146)	100.0%	$(5,037)	100.0%

(1)	In order to mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	In addition to unrated names, “NR” includes $550 million and $607 million in net credit default swaps index positions at December 31, 2007 and September 30, 2007. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure December 31, 2007	Increase (Decrease) from September 30, 2007
Region/Country
Asia Pacific
China (7)	$ 262	$ 70	$ 79	$16,629	$17,040	$ -	$17,040	$12,876
South Korea	157	1,000	177	3,068	4,402	-	4,402	304
India	1,141	470	355	1,168	3,134	158	3,292	(391)
Singapore	381	25	192	694	1,292	-	1,292	(303)
Taiwan	345	41	45	169	600	467	1,067	126
Hong Kong	416	100	53	226	795	-	795	(81)
Other Asia Pacific (8)	133	79	35	401	648	39	687	(127)
Total Asia Pacific	2,835	1,785	936	22,355	27,911	664	28,575	12,404
Latin America
Mexico (9)	1,181	229	38	2,990	4,438	-	4,438	100
Brazil (10)	701	104	42	2,617	3,464	223	3,687	319
Chile	644	55	-	14	713	6	719	207
Other Latin America (8)	186	170	-	110	466	181	647	32
Total Latin America	2,712	558	80	5,731	9,081	410	9,491	658
Middle East and Africa(8)	838	711	170	222	1,941	-	1,941	357
Central and Eastern Europe (8)	42	86	75	221	424	-	424	(13)
Total emerging markets exposure	$6,427	$3,140	$1,261	$28,529	$39,357	$1,074	$40,431	$13,406

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe excluding Greece. There was no emerging market exposure included in the portfolio measured at fair value in accordance with SFAS 159 at December 31, 2007 and September 30, 2007.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $57 million and $84 million at December 31, 2007 and September 30, 2007. At both December 31, 2007 and September 30, 2007 there were $2 million of other marketable securities collateralizing derivative assets for which credit risk has not been reduced.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting rules. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at December 31, 2007 was $21.6 billion compared to $18.6 billion at September 30, 2007. Local liabilities at December 31, 2007 in Asia Pacific and Latin America were $19.7 billion and $1.9 billion, of which $7.9 billion were in Hong Kong, $6.2 billion in Singapore, $2.5 billion in South Korea, $1.8 billion in Mexico, $1.1 billion in China, $836 million in India, and $508 million in Taiwan. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $16.4 billion in China Construction Bank (CCB). Beginning in the fourth quarter of 2007, the Corporation’s equity investment in CCB was accounted for at fair value. Previously, the investment in CCB was accounted for at cost.
(8)	No country included in Other Asia Pacific, Other Latin America, Middle East and Africa, and Central and Eastern Europe had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $2.6 billion in Grupo Financiero Santander Serfin.
(10)	Securities/Other Investments include an investment of $2.6 billion in Banco Itaú Holding Financeira S.A.

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries

Nonperforming Assets

(Dollars in millions)

	December 31 2007	September 30 2007	June 30 2007	March 31 2007	December 31 2006
Residential mortgage	$ 1,999	$ 1,176	$ 867	$ 732	$ 660
Home equity (1)	1,340	764	496	363	291
Direct/Indirect consumer (1)	8	6	3	2	2
Other consumer	95	94	94	133	77

Total consumer	3,442	2,040	1,460	1,230	1,030

Commercial - domestic (2)	869	646	399	404	505
Commercial real estate	1,099	352	280	189	118
Commercial lease financing	33	29	27	21	42
Commercial - foreign	19	16	17	29	13

	2,020	1,043	723	643	678
Small business commercial - domestic	135	97	101	97	79

Total commercial	2,155	1,140	824	740	757

Total nonperforming loans and leases	5,597	3,180	2,284	1,970	1,787
Foreclosed properties	351	192	108	89	69

Total nonperforming assets (3, 4)	$ 5,948	$ 3,372	$2,392	$2,059	$1,856

Loans past due 90 days or more and still accruing (4, 5)	$ 3,736	$ 2,955	$2,798	$2,870	$3,056
Nonperforming assets/Total assets (6)	0.35%	0.21%	0.16%	0.14%	0.13%
Nonperforming assets/Total loans, leases and foreclosed properties (6)	0.68	0.43	0.32	0.29	0.26
Nonperforming loans and leases/Total loans and leases (6)	0.64	0.40	0.30	0.27	0.25

Allowance for credit losses:
Allowance for loan and lease losses	$11,588	$ 9,535	$9,060	$8,732	$9,016
Reserve for unfunded lending commitments	518	392	376	374	397

Total allowance for credit losses	$12,106	$ 9,927	$9,436	$9,106	$9,413

Allowance for loan and lease losses/Total loans and leases measured at historical cost (6)	1.33%	1.21%	1.20%	1.21%	1.28%
Allowance for loan and lease losses/Total nonperforming loans and leases measured at historical cost	207	300	397	443	505
Commercial criticized exposure (7)	$17,553	$10,820	$7,187	$7,119	$7,061
Commercial criticized exposure/Commercial utilized exposure (7)	4.17%	3.05%	2.17%	2.24%	2.20%

(1)	Home equity nonperforming loan balances of $42 million at December 31, 2006 have been reclassified to home equity from direct/indirect to conform to the current period presentation.
(2)	Excludes small business commercial - domestic loans.
(3)	Balances do not include nonperforming loans held-for-sale included in other assets of $188 million, $93 million, $73 million, $94 million and $80 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively.
(4)	Balances do not include loans measured at fair value in accordance with SFAS 159. At December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007 there were no nonperforming loans or loans past due 90 days or more and still accruing interest measured under fair value in accordance with SFAS 159.
(5)	Balances do not include loans held-for-sale past due 90 days or more and still accruing interest included in other assets of $79 million and $8 million at December 31, 2007 and September 30, 2007.
(6)	Ratios do not include loans measured at fair value in accordance with SFAS 159 of $4.59 billion, $4.53 billion, $3.61 billion and $3.86 billion at December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.
(7)	Criticized exposure and ratios exclude assets held-for-sale and exposure measured at fair value in accordance with SFAS 159. Including assets held-for-sale and commercial loans measured at fair value, the ratios would have been 4.77 percent, 3.65 percent, 2.25 percent and 2.41 percent at December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. Including assets held-for-sale, the ratio would have been 2.23 percent at December 31, 2006.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2, 3)

(Dollars in millions)

	Fourth Quarter 2007		Third Quarter 2007		Second Quarter 2007		First Quarter 2007		Fourth Quarter 2006
Held Basis	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$ 27	0.04%	$ 13	0.02%	$ 11	0.02%	$ 6	0.01%	$ 9	0.02%
Credit card - domestic	738	4.87	712	4.91	807	5.76	806	5.66	884	5.86
Credit card - foreign	108	2.99	96	3.19	86	2.88	88	3.22	79	3.03
Home equity	179	0.63	50	0.20	28	0.12	17	0.08	19	0.09
Direct/Indirect consumer	456	2.40	353	1.91	285	1.67	279	1.77	221	1.53
Other consumer	96	9.75	78	7.64	56	5.44	48	3.95	70	4.09

Total consumer	1,604	1.17	1,302	0.99	1,273	1.03	1,244	1.06	1,282	1.14

Commercial - domestic (4)	68	0.14	13	0.03	32	0.09	25	0.07	8	0.02
Commercial real estate	17	0.12	28	0.28	(1)	(0.01)	3	0.03	1	0.01
Commercial lease financing	17	0.31	(3)	(0.07)	(11)	(0.21)	(1)	(0.03)	12	0.22
Commercial - foreign	2	0.03	(4)	(0.06)	6	0.10	(3)	(0.05)	(1)	(0.02)

	104	0.14	34	0.05	26	0.05	24	0.04	20	0.03
Small business commercial - domestic	277	6.33	237	5.89	196	5.23	159	4.59	115	3.44

Total commercial	381	0.47	271	0.42	222	0.37	183	0.31	135	0.22

Total net charge-offs	$1,985	0.91	$1,573	0.80	$1,495	0.81	$1,427	0.81	$1,417	0.82

By Business Segment
Global Consumer and Small Business Banking (5)	$3,033	3.40%	$2,687	3.21%	$2,662	3.37%	$2,433	3.20%	$2,336	3.09%
Global Corporate and Investment Banking	214	0.26	114	0.17	74	0.12	102	0.17	85	0.14
Global Wealth and Investment Management	28	0.13	16	0.08	4	0.03	18	0.11	2	0.01
All Other (5)	(1,290)	(4.83)	(1,244)	(4.74)	(1,245)	(4.94)	(1,126)	(4.95)	(1,006)	(4.95)

Total net charge-offs	$1,985	0.91	$1,573	0.80	$1,495	0.81	$1,427	0.81	$1,417	0.82

Supplemental managed basis data
Credit card - domestic	$1,816	4.90%	$1,707	4.76%	$1,786	5.17%	$1,651	4.80%	$1,615	4.61%
Credit card - foreign	322	4.06	317	4.24	313	4.31	302	4.37	291	4.30

Total credit card managed net losses	$2,138	4.75	$2,024	4.67	$2,099	5.02	$1,953	4.73	$1,906	4.56

Total commercial	381	0.47	271	0.42	222	0.37	183	0.31	135	0.22
Total managed losses	3,306	1.34	2,839	1.27	2,766	1.31	2,572	1.26	2,453	1.23

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on residential mortgage $2 million, home equity $8 million, direct/indirect consumer $2 million, commercial - domestic $34 million, commercial real estate $27 million and commercial lease financing $2 million for the quarter ended December 31, 2007. The impact of SOP 03-3 was not material for the quarters ended September 30, 2007, June 30, 2007 and March 31, 2007. Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $11 million, credit card - foreign $4 million, and direct/indirect consumer $10 million for the three months ended December 31, 2006. Refer to Exhibit A on page 47 for a reconciliation of net charge-offs and net charge-off ratios to the net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Historical ratios have been adjusted for home equity, direct/indirect consumer and other consumer due to the reclassification of home equity loan balances from direct/indirect to home equity, and certain foreign consumer loans from other consumer to direct/indirect consumer.
(4)	Excludes small business commercial - domestic loans.
(5)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans	are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2, 3)

(Dollars in millions)

	Year Ended December 31
	2007		2006
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$ 57	0.02%	$ 39	0.02%
Credit card - domestic	3,063	5.29	3,094	4.85
Credit card - foreign	378	3.06	225	2.46
Home equity	274	0.28	51	0.07
Direct/Indirect consumer	1,373	1.95	610	1.14
Other consumer	278	6.54	217	2.97

Total consumer	5,423	1.07	4,236	1.01

Commercial - domestic (4)	138	0.09	(25)	(0.02)
Commercial real estate	47	0.11	3	0.01
Commercial lease financing	2	0.01	(28)	(0.14)
Commercial - foreign	1	—	(8)	(0.04)

	188	0.08	(58)	(0.03)
Small business commercial - domestic	869	5.57	361	3.00

Total commercial	1,057	0.40	303	0.13

Total net charge-offs	$ 6,480	0.84	$ 4,539	0.70

By Business Segment:
Global Consumer and Small Business Banking (5)	$10,815	3.30%	$ 7,623	2.65%
Global Corporate and Investment Banking	504	0.19	246	0.11
Global Wealth and Investment Management	66	0.09	(42)	(0.07)
All Other (5)	(4,905)	(4.86)	(3,288)	(4.65)

Total net charge-offs	$ 6,480	0.84	$ 4,539	0.70

Supplemental managed basis data
Credit card - domestic	$ 6,960	4.91%	$ 5,394	3.89%
Credit card - foreign	1,254	4.24	980	3.95

Total credit card managed net losses	$ 8,214	4.79	$ 6,374	3.90

Total commercial	1,057	0.40	334	0.14
Total managed losses	11,483	1.30	7,941	1.05

(1)	Net charge-off/loss ratios are calculated as held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on residential mortgage $2 million, home equity $8 million, direct/indirect consumer $2 million, commercial - domestic $34 million, commercial real estate $27 million and commercial lease financing $2 million for the year ended December 31, 2007. Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $99 million, credit card - foreign $53 million, direct/indirect consumer $119 million and small business commercial - domestic $17 million for the year ended December 31, 2006. Refer to Exhibit A on page 47 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Historical ratios have been adjusted for home equity, direct/indirect consumer and other consumer due to the reclassification of home equity loan balances from direct/indirect to home equity, and certain foreign consumer loans from other consumer to direct/indirect consumer.
(4)	Excludes small business commercial - domestic loans.
(5)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	December 31 2007		September 30 2007		December 31 2006
Allowance for loan and lease losses	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)
Residential mortgage	$ 207	0.08%	$ 201	0.07%	$ 248	0.10%
Credit card - domestic	2,919	4.44	2,751	4.69	3,176	5.19
Credit card - foreign	441	2.95	345	2.66	336	3.05
Home equity	963	0.84	402	0.40	133	0.15
Direct/Indirect consumer	2,077	2.70	1,743	2.35	1,378	2.32
Other consumer	151	3.91	157	3.90	289	5.71

Total consumer	6,758	1.23	5,599	1.07	5,560	1.19

Commercial - domestic (2)	3,194	1.53	2,764	1.56	2,162	1.33
Commercial real estate	1,083	1.77	644	1.60	588	1.62
Commercial lease financing	218	0.97	186	0.91	217	0.99
Commercial - foreign	335	1.18	342	1.21	489	2.36

Total commercial (3)	4,830	1.51	3,936	1.48	3,456	1.44

Allowance for loan and lease losses	11,588	1.33	9,535	1.21	9,016	1.28
Reserve for unfunded lending commitments	518		392		397

Allowance for credit losses	$12,106		$9,927		$9,413

(1)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding measured at historical cost for each loan and lease category. Ratios do not include certain commercial loans measured at fair value in accordance with SFAS 159 at December 31, 2007 and September 30, 2007. Loans measured at fair value include commercial - domestic loans of $3.50 billion and $3.63 billion, commercial - foreign loans of $790 million and $672 million, and commercial real estate loans of $304 million and $224 million at December 31, 2007 and September 31, 2007.
(2)	Includes allowance for small business commercial - domestic loans of $1.4 billion, $1.2 billion and $578 million at December 31, 2007, September 30, 2007 and December 31, 2006.
(3)	Includes allowance for loan and lease losses for impaired commercial loans of $93 million, $88 million and $43 million at December 31, 2007, September 30, 2007 and December 31, 2006.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Reconciliation

(Dollars in millions)

	Year Ended December 31, 2007			Year Ended December 31, 2006			Fourth Quarter 2007
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 28,809	$ (8,027)	$ 20,782	$ 28,197	$ (7,593)	$ 20,604	$ 7,400	$ (2,071)	$ 5,329
Noninterest income:
Card income	10,189	3,356	13,545	9,374	4,566	13,940	2,625	828	3,453
Service charges	6,008	—	6,008	5,342	—	5,342	1,624	—	1,624
Mortgage banking income	1,333	—	1,333	877	—	877	490	—	490
All other income	1,343	(288)	1,055	1,136	(335)	801	375	(67)	308

Total noninterest income	18,873	3,068	21,941	16,729	4,231	20,960	5,114	761	5,875

Total revenue, net of interest expense	47,682	(4,959)	42,723	44,926	(3,362)	41,564	12,514	(1,310)	11,204

Provision for credit losses	12,929	(4,959)	7,970	8,534	(3,362)	5,172	4,303	(1,310)	2,993
Noninterest expense	20,060	—	20,060	18,375	—	18,375	5,493	—	5,493

Income before income taxes	14,693	—	14,693	18,017	—	18,017	2,718	—	2,718
Income tax expense (3)	5,263	—	5,263	6,639	—	6,639	847	—	847

Net income	$ 9,430	$ —	$ 9,430	$ 11,378	$ —	$ 11,378	$ 1,871	$ —	$ 1,871

Balance sheet
Average - total loans and leases	$327,810	$(103,284)	$224,526	$288,131	$ (96,238)	$191,893	$353,689	$(105,091)	$248,598
Period end - total loans and leases	359,946	(102,967)	256,979	307,661	(101,865)	205,796	359,946	(102,967)	256,979

	Third Quarter 2007			Second Quarter 2007			First Quarter 2007
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 7,265	$ (2,085)	$ 5,180	$ 7,132	$ (1,981)	$ 5,151	$ 7,012	$ (1,890)	$ 5,122
Noninterest income:
Card income	2,587	896	3,483	2,596	793	3,389	2,381	839	3,220
Service charges	1,519	—	1,519	1,488	—	1,488	1,377	—	1,377
Mortgage banking income	244	—	244	297	—	297	302	—	302
All other income	370	(70)	300	331	(74)	257	267	(77)	190

Total noninterest income	4,720	826	5,546	4,712	719	5,431	4,327	762	5,089

Total revenue, net of interest expense	11,985	(1,259)	10,726	11,844	(1,262)	10,582	11,339	(1,128)	10,211

Provision for credit losses	3,121	(1,259)	1,862	3,094	(1,262)	1,832	2,411	(1,128)	1,283
Noninterest expense	4,971	—	4,971	4,911	—	4,911	4,685	—	4,685

Income before income taxes	3,893	—	3,893	3,839	—	3,839	4,243	—	4,243
Income tax expense (3)	1,441	—	1,441	1,403	—	1,403	1,572	—	1,572

Net income	$ 2,452	$ —	$ 2,452	$ 2,436	$ —	$ 2,436	$ 2,671	$ —	$ 2,671

Balance sheet
Average - total loans and leases	$331,656	$(104,317)	$227,339	$317,246	$(101,905)	$215,341	$308,105	$(101,776)	$206,329
Period end - total loans and leases	337,783	(103,542)	234,241	324,452	(102,752)	221,700	309,992	(102,363)	207,629

	Fourth Quarter 2006
	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 7,138	$ (1,929)	$ 5,209
Noninterest income:
Card income	2,635	996	3,631
Service charges	1,394	—	1,394
Mortgage banking income	247	—	247
All other income	257	(90)	167

Total noninterest income	4,533	906	5,439

Total revenue, net of interest expense	11,671	(1,023)	10,648

Provision for credit losses	2,777	(1,023)	1,754
Noninterest expense	4,784	—	4,784

Income before income taxes	4,110	—	4,110
Income tax expense (3)	1,516	—	1,516

Net income	$ 2,594	$ —	$ 2,594

Balance sheet
Average - total loans and leases	$299,614	$ (99,765)	$199,849
Period end - total loans and leases	307,661	(101,865)	205,796

(1)	Provision for credit losses represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

The Corporation reports its Global Consumer and Small Business Banking’s results, specifically Card Services, on a managed basis. This basis of presentation excludes the Corporation’s securitized mortgage and home equity portfolios for which the Corporation retains servicing. Reporting on a managed basis is consistent with the way that management as well as analysts evaluate the results of Global Consumer and Small Business Banking.

Managed basis assumes that securitized loans were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. Loan securitization removes loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualified special purpose entity which is excluded from the Corporation’s Consolidated Financial Statements in accordance with generally accepted accounting principles (GAAP).

The performance of the managed portfolio is important in understanding Global Consumer and Small Business Banking’s and Card Services’ results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, retained excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. Global Consumer and Small Business Banking’s managed income statement line items differ from a held basis reported as follows:

•	Managed net interest income includes Global Consumer and Small Business Banking’s net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•	Managed noninterest income includes Global Consumer and Small Business Banking’s noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record managed net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also includes the impact of adjustments to the interest-only strip that are recorded in card income as management continues to manage this impact within Global Consumer and Small Business Banking.

•	Provision for credit losses represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

All Other - Reconciliation

(Dollars in millions)

	Year Ended December 31, 2007			Year Ended December 31, 2006			Fourth Quarter 2007
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (7,701)	$ 8,027	$ 326	$(5,930)	$ 7,593	$ 1,663	$ (1,958)	$ 2,071	$ 113
Noninterest income:
Card income	2,816	(3,356)	(540)	3,795	(4,566)	(771)	680	(828)	(148)
Equity investment income	3,745	—	3,745	2,872	—	2,872	278	—	278
Gains (losses) on sales of debt securities	180	—	180	(475)	—	(475)	110	—	110
All other income	6	288	294	98	335	433	652	67	719

Total noninterest income	6,747	(3,068)	3,679	6,290	(4,231)	2,059	1,720	(761)	959

Total revenue, net of interest expense	(954)	4,959	4,005	360	3,362	3,722	(238)	1,310	1,072

Provision for credit losses	(5,210)	4,959	(251)	(3,494)	3,362	(132)	(1,295)	1,310	15
Merger and restructuring charges	410	—	410	805	—	805	140	—	140
All other noninterest expense	(20)	—	(20)	972	—	972	(33)	—	(33)

Income before income taxes	3,866	—	3,866	2,077	—	2,077	950	—	950
Income tax expense (3)	947	—	947	577	—	577	125	—	125

Net income	$ 2,919	$ —	$ 2,919	$ 1,500	$ —	$ 1,500	$ 825	$ —	$ 825

Balance sheet
Average - total loans and leases	$100,860	$103,284	$204,144	$70,753	$ 96,238	$166,991	$105,898	$105,091	$210,989
Period end - total loans and leases	107,600	102,967	210,567	90,594	101,865	192,459	107,600	102,967	210,567

	Third Quarter 2007			Second Quarter 2007			First Quarter 2007
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (2,031)	$ 2,085	$ 54	$(1,943)	$ 1,981	$ 38	$ (1,769)	$ 1,890	$ 121
Noninterest income:
Card income	739	(896)	(157)	676	(793)	(117)	721	(839)	(118)
Equity investment income	852	—	852	1,719	—	1,719	896	—	896
Gains on sales of debt securities	7	—	7	2	—	2	61	—	61
All other income	(333)	70	(263)	(255)	74	(181)	(58)	77	19

Total noninterest income	1,265	(826)	439	2,142	(719)	1,423	1,620	(762)	858

Total revenue, net of interest expense	(766)	1,259	493	199	1,262	1,461	(149)	1,128	979

Provision for credit losses	(1,290)	1,259	(31)	(1,311)	1,262	(49)	(1,314)	1,128	(186)
Merger and restructuring charges	84	—	84	75	—	75	111	—	111
All other noninterest expense	(272)	—	(272)	(89)	—	(89)	374	—	374

Income before income taxes	712	—	712	1,524	—	1,524	680	—	680
Income tax expense (3)	165	—	165	536	—	536	121	—	121

Net income	$ 547	$ —	$ 547	$ 988	$ —	$ 988	$ 559	$ —	$ 559

Balance sheet
Average - total loans and leases	$104,061	$104,317	$208,378	$101,096	$101,905	$203,001	$ 92,200	$101,776	$193,976
Period end - total loans and leases	102,003	103,542	205,545	107,429	102,752	210,181	97,085	102,363	199,448

	Fourth Quarter 2006
	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(1,628)	$ 1,929	$ 301
Noninterest income:
Card income	826	(996)	(170)
Equity investment income	1,031	—	1,031
Gains on sales of debt securities	9	—	9
All other income	(119)	90	(29)

Total noninterest income	1,747	(906)	841

Total revenue, net of interest expense	119	1,023	1,142

Provision for credit losses	(1,136)	1,023	(113)
Merger and restructuring charges	244	—	244
All other noninterest expense	71	—	71

Income before income taxes	940	—	940
Income tax expense (3)	249	—	249

Net income	$ 691	$ —	$ 691

Balance sheet
Average - total loans and leases	$80,664	$ 99,765	$180,429
Period end - total loans and leases	90,594	101,865	192,459

(1)	Provision for credit losses represents provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations - continued

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3 (1, 2, 3)

Net Charge-offs and Net Charge-off Ratios As Reported

	Year Ended December 31				Fourth Quarter
	2007		2006		2007		2006
(Dollars in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$ 57	0.02%	$ 39	0.02%	$ 27	0.04%	$ 9	0.02%
Credit card - domestic	3,063	5.29	3,094	4.85	738	4.87	884	5.86
Credit card - foreign	378	3.06	225	2.46	108	2.99	79	3.03
Home equity	274	0.28	51	0.07	179	0.63	19	0.09
Direct/Indirect consumer	1,373	1.95	610	1.14	456	2.40	221	1.53
Other consumer	278	6.54	217	2.97	96	9.75	70	4.09
Total consumer	5,423	1.07	4,236	1.01	1,604	1.17	1,282	1.14
Commercial - domestic	138	0.09	(25)	(0.02)	68	0.14	8	0.02
Commercial real estate	47	0.11	3	0.01	17	0.12	1	0.01
Commercial lease financing	2	0.01	(28)	(0.14)	17	0.31	12	0.22
Commercial - foreign	1	—	(8)	(0.04)	2	0.03	(1)	(0.02)
	188	0.08	(58)	(0.03)	104	0.14	20	0.03
Small business commercial - domestic	869	5.57	361	3.00	277	6.33	115	3.44
Total commercial	1,057	0.40	303	0.13	381	0.47	135	0.22
Total net charge-offs	$6,480	0.84	$4,539	0.70	$1,985	0.91	$1,417	0.82
Impact of SOP 03-3
Residential mortgage	$ 2		$ —		$ 2		$ —
Credit card - domestic	—		99		—		11
Credit card - foreign	—		53		—		4
Home equity	8		—		8		—
Direct/Indirect consumer	2		119		2		10
Other consumer	—		—		—		—

Total consumer	12		271		12		25

Commercial - domestic	34		—		34		—
Commercial real estate	27		—		27		—
Commercial lease financing	2		—		2		—
Commercial - foreign	—		—		—		—

	63		—		63		—
Small business commercial - domestic	—		17		—		—

Total commercial	63		17		63		—

Total net charge-offs	$ 75		$ 288		$ 75		$ 25

Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3

Residential mortgage	$ 59	0.02%	$ 39	0.02%	$ 29	0.04%	$ 9	0.02%
Credit card - domestic	3,063	5.29	3,193	5.00	738	4.87	895	5.93
Credit card - foreign	378	3.06	278	3.05	108	2.99	83	3.22
Home equity	282	0.29	51	0.07	187	0.66	19	0.09
Direct/Indirect consumer	1,375	1.96	729	1.36	458	2.41	231	1.60
Other consumer	278	6.54	217	2.97	96	9.75	70	4.09

Total consumer	5,435	1.07	4,507	1.07	1,616	1.18	1,307	1.17

Commercial - domestic	172	0.11	(25)	(0.02)	102	0.21	8	0.02
Commercial real estate	74	0.17	3	0.01	44	0.30	1	0.01
Commercial lease financing	4	0.02	(28)	(0.14)	19	0.34	12	0.22
Commercial - foreign	1	—	(8)	(0.04)	2	0.03	(1)	(0.02)

	251	0.10	(58)	(0.03)	167	0.22	20	0.03
Small business commercial - domestic	869	5.57	378	3.15	277	6.33	115	3.44

Total commercial	1,120	0.42	320	0.14	444	0.55	135	0.22

Total net charge-offs	$6,555	0.85	$4,827	0.74	$2,060	0.95	$1,442	0.84

(1)	Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases measured at historical cost during the period for each loan category. Ratios for quarterly periods are calculated on an annualized basis. The impact of SOP 03-3 on average loans and leases for the three months and years ended December 31, 2007 and 2006 was not material.
(2)	The impact of SOP 03-3 was not material for the three months ended March 31, 2007, June 30, 2007 and September 30, 2007.
(3)	Historical ratios have been adjusted for home equity, direct/indirect consumer and other consumer due to the reclassification of home equity loan balances from direct/indirect consumer to home equity, and certain foreign consumer loans from other consumer to direct/indirect.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47